Securities Act File No. 333-192627

As filed with the Securities and Exchange Commission on January 15, 2014

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1              ☒

Post-Effective Amendment No.                         ☐

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on January 15, 2014 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended

The Torray Resolute Fund

A Message from the Fund’s President

7501 Wisconsin Avenue, Suite 750W

Bethesda, Maryland 20814

January 15, 2014

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in The Torray Resolute Fund, a series of The Torray Fund (the “Trust”). While you are, of course, welcome to join us at The Torray Resolute Fund shareholders’ meeting scheduled for February 20, 2014, you may also cast your vote by filling out, signing and returning the enclosed proxy card.

You are being asked to vote on the following matter(s):

1.

Approval of an agreement and plan of reorganization of The Torray Resolute Fund providing for the transfer of all of the assets of The Torray Resolute Fund to Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”) that is expected to be effective on March 1, 2014, in exchange for shares of beneficial interest of the New Fund and the assumption by the New Fund of The Torray Resolute Fund’s liabilities, in complete liquidation of The Torray Resolute Fund. If the reorganization is approved by shareholders, The Torray Resolute Fund shares will be exchanged for Class I shares of the New Fund with an equal aggregate net asset value, and you will not be subject to U.S. federal income tax on that exchange.

2.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

The New Fund was created to acquire the assets of The Torray Resolute Fund, and will carry on the business of The Torray Resolute Fund and inherit its performance and financial history. The Board expects that the proposed reorganization, if approved by shareholders, will take effect during the first calendar quarter of 2014.

The Torray Resolute Fund is a diversified series of The Torray Fund, an open-end management company registered with the Securities and Exchange Commission.

The Trust’s Board of Trustees has unanimously approved the proposed reorganization. In determining to recommend approval of the reorganization, the Board of Trustees of The Torray Resolute Fund concluded that:

•	Torray LLC, the investment adviser of The Torray Resolute Fund, will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same principal investment strategies and portfolio management techniques used with respect to The Torray Resolute Fund, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as The Torray Resolute Fund, and the fundamental investment restrictions of the New Fund and The Torray Resolute Fund will be substantially similar;

•	The New Fund’s investment advisory fee will be lower than The Torray Resolute Fund’s investment advisory fee;

•	Transamerica Asset Management, Inc. (“TAM”), the New Fund’s investment adviser, has contractually agreed to cap total expenses of the Class I shares of the New Fund at 0.95% through March 1, 2015;

•

The Torray Resolute Fund could benefit from the potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of The Torray Resolute Fund shares for shares of the New Fund in the reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder; and

•	Neither The Torray Resolute Fund nor its shareholders will bear any of the costs or expenses of the proposed reorganization.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT: (1) THE REORGANIZATION IS IN THE BEST INTERESTS OF THE TORRAY RESOLUTE FUND AND ITS SHAREHOLDERS; AND (2) THE INTERESTS OF THE EXISTING SHAREHOLDERS OF THE TORRAY RESOLUTE FUND WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

This booklet contains information about the upcoming shareholders’ meeting, including:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on the New Fund, the specific proposal being considered at the shareholder meeting, and why the proposal is being made.

•	A Proxy, a business reply envelope permitting you to vote by mail, and simple instructions on how to vote by phone or via the Internet.

Whether or not you plan to attend the shareholders’ meeting, your vote is needed. Please review the enclosed materials thoroughly and, once you have determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or authorize your proxy by telephone or internet as instructed. You may receive more than one proxy card. If so, please vote each one.

Your prompt return of the enclosed proxy card will save the necessity and expense of further solicitations.

Your vote is important to us. If you have questions about any proposal, please contact Torray LLC at (301) 493-4600.

Sincerely,

/s/ Robert E. Torray
Robert E. Torray President, The Torray Fund

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NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF THE TORRAY RESOLUTE FUND,

A SERIES OF THE TORRAY FUND

This is the formal notice of The Torray Resolute Fund’s special meeting of shareholders. It outlines the matters to be voted on and the time and place of the Special Meeting, in the event you so choose to attend in person.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of The Torray Resolute Fund, a series of The Torray Fund (the “Trust”), will be held at the offices of Torray LLC on February 20, 2014 at 11:00 a.m. Eastern Time, to consider the following:

Proposal 1: Approval of an agreement and plan of reorganization of The Torray Resolute Fund providing for the transfer of all of the assets of The Torray Resolute Fund to Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”), in exchange for shares of beneficial interest of the New Fund and the assumption by the New Fund of The Torray Resolute Fund’s liabilities, in complete liquidation of The Torray Resolute Fund. If the reorganization is approved by shareholders, The Torray Resolute Fund shares will be exchanged for Class I shares of the New Fund with an equal aggregate net asset value, and you will not be subject to U.S. federal income tax on that exchange.

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments thereof.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The close of business on November 25, 2013 has been set as the record date for determining the shareholders of The Torray Resolute Fund entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

In the event that the necessary quorum to transact business or the vote required to approve the reorganization is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees

/s/ Robert E. Torray
Robert E. Torray
President, The Torray Fund

January 15, 2014

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR AUTHORIZE YOUR PROXY BY TELEPHONE OR ON THE INTERNET, AS INSTRUCTED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

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QUESTIONS & ANSWERS

Here are some answers to questions you may have about the proposed Reorganization. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

Q.        What is being proposed?

A.        The Board of Trustees of the Trust, of which The Torray Resolute Fund is a series, is recommending that shareholders approve the transaction contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached as Appendix 1), which we refer to as the “Reorganization” of The Torray Resolute Fund with and into the New Fund. If approved by shareholders, The Torray Resolute Fund will transfer all of its assets to the New Fund in exchange for Class I shares of the New Fund (“Reorganization Shares”) with a value equal to the value of The Torray Resolute Fund’s assets net of liabilities, and for the assumption by the New Fund of all liabilities of The Torray Resolute Fund. As soon as possible after the transfer, The Torray Resolute Fund will distribute the Reorganization Shares to its shareholders, on a pro rata basis. As a condition of the Reorganization, The Torray Resolute Fund will receive an opinion of counsel that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and, generally, that no gain or loss will be recognized to The Torray Resolute Fund, its shareholders, or the New Fund with respect to the Reorganization.

Q.        What will happen to my shares of The Torray Resolute Fund as a result of the Reorganization?

A.        Your shares of The Torray Resolute Fund will, in effect, be exchanged for Class I shares of the New Fund equal in value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) to the total value of The Torray Resolute Fund shares you held immediately prior to the Reorganization. You will not be subject to U.S. federal income tax on the exchange.

Q.        Why has the Board of Trustees of the Trust recommended that I approve the Reorganization?

A.        In determining to recommend that shareholders approve the Reorganization, the Board considered, among others, the following factors:

•	Torray LLC, the investment adviser of The Torray Resolute Fund, will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same principal investment strategies and portfolio management techniques used with respect to The Torray Resolute Fund, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as The Torray Resolute Fund, and the fundamental investment restrictions of the New Fund and The Torray Resolute Fund will be substantially similar;

•	The New Fund’s investment advisory fee will be lower than The Torray Resolute Fund’s investment advisory fee;

•	Transamerica Asset Management, Inc. (“TAM”), the New Fund’s investment adviser, has contractually agreed to cap total expenses of the Class I shares of the New Fund at 0.95% through March 1, 2015;

•

The Torray Resolute Fund could benefit from potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of The Torray Resolute Fund shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder;

•	The reputation, financial strength, resources and capabilities of TAM may benefit the New Fund;

•	The benefit of increased distribution capabilities available to the New Fund may result in asset growth over time and additional cost savings and scale advantages;

•	The services available to shareholders of the New Fund will be substantially similar to the services available to shareholders of The Torray Resolute Fund;

•	The current size ($12.5 million as of September 30, 2013) and limited prospects for future asset growth may impact the viability of The Torray Resolute Fund;

•	The Torray Resolute Fund has not been able to date to attract sufficient assets so as to achieve desired economies of scale; and

•	Neither The Torray Resolute Fund nor its shareholders will bear any of the costs or expenses of the proposed Reorganization.

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•

In the event that shareholders of The Torray Resolute Fund do not approve the Reorganization, the Board of Trustees of The Torray Resolute Fund (the “Torray Board”) will consider other options with respect to The Torray Resolute Fund, including, without limitation, the following: (1) continuing to operate The Torray Resolute Fund under its current management arrangements, potentially with new distribution strategies; (2) exploring different potential restructuring and reorganization opportunities for The Torray Resolute Fund with other funds or fund families; and (3) liquidating The Torray Resolute Fund in the event that it does not achieve sufficient assets to allow it to operate in an economically viable manner and achieve desired economies of scale.

Q.        How do the investment objectives, strategies and restrictions of the Funds compare?

A.        The Funds have the same investment objective and substantially similar investment strategies and restrictions. Each Fund seeks long-term growth of capital. Each Fund’s strategy is to generally invest in a concentrated portfolio of 25 to 30 stocks of predominantly large capitalization companies (those with capitalizations of $5 billion or more) with proven records of increasing earnings on a consistent and sustainable basis.

Q.        How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following the Reorganization?

A.        Based on the operating expenses of The Torray Resolute Fund as of December 31, 2012, and the pro forma expense ratios of the New Fund assuming consummation of the Reorganization as of February 28, 2014, shareholders of The Torray Resolute Fund are expected to experience lower total annual fund operating expenses in the New Fund than they had in The Torray Resolute Fund prior to the Reorganization, before and after taking into account any contractual fee waivers or expense reimbursement arrangements.

Q.        What are the federal income tax consequences of the proposed Reorganization?

A.        For federal income tax purposes, no gain or loss is expected to be recognized by shareholders or, generally, The Torray Resolute Fund as a result of the Reorganization. For more information, please see “Information about the Proposed Reorganization — Certain Federal Income Tax Consequences,” below.

Q.        Will my dividends be affected by the Reorganization?

A.        The Reorganization will result in a change in dividend policy. The Torray Resolute Fund declares and pays dividends quarterly and net capital gains at least annually. The New Fund will generally pay any dividends and other distributions annually.

Q.        How will I be notified of the outcome of the Reorganization?

A.        If shareholders approve the proposed Reorganization, you will receive a confirmation statement reflecting your account number (which will be the same as your current account number) and the number of Class I shares of the New Fund you are receiving. If shareholders do not approve the proposed Reorganization, The Torray Resolute Fund’s annual report for the period ending December 31, 2013 will indicate this result.

Q.        How will the Reorganization affect my account?

A.        As a result of the Reorganization, the assets and liabilities of The Torray Resolute Fund will be transferred to the New Fund, an account will be set up in your name with the transfer agent for the New Fund and you will receive Class I shares of the New Fund and The Torray Resolute Fund will dissolve. The value of the Class I shares of the New Fund you receive in the Reorganization will equal the value of the shares of The Torray Resolute Fund you own immediately prior to the Reorganization.

Q.        Who will bear the expenses of the proposed Reorganization?

A.        The Funds will not pay any of the costs related to the Reorganization. TAM and Torray have agreed to share all costs associated with each Fund’s participation in the Reorganization.

Q.        What percentage of shareholders’ votes is required to approve the Reorganization?

A.        Each whole share of The Torray Resolute Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of The Torray Resolute Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of The

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Torray Resolute Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of The Torray Resolute Fund.

In the event that a quorum (defined by the Trust’s Declaration of Trust as 40% of the Shares entitled to vote) is not present at the Special Meeting, one or more adjournment(s) may be proposed to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to owners with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment.

Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a plurality of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy and entitled to vote.

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7

PROSPECTUS/PROXY STATEMENT

January 15, 2014

Acquisition of the assets of:	By and in exchange for Class I shares of:
The Torray Resolute Fund a series of	Transamerica Concentrated Growth a series of
The Torray Fund	Transamerica Funds
7501 Wisconsin Avenue, Suite 750W Bethesda, Maryland 20814 Phone: 301-493-4600	570 Carillon Parkway St. Petersburg, Florida 33716 Phone: 727-299-1800

Special Meeting of the Shareholders of The Torray Resolute Fund to be held February 20, 2014

This combined Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of The Torray Fund (the “Trust”), on behalf of The Torray Resolute Fund, to be used at the Special Meeting of Shareholders of The Torray Resolute Fund to be held on February 20, 2014 at 11:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders. Shareholders of record at the close of business on November 25, 2013 are entitled to receive notice of and to vote at the Special Meeting.

At the Special Meeting, shareholders will be asked to consider and act upon the following proposals:

Proposal 1: Approval of an agreement and plan of reorganization of The Torray Resolute Fund providing for the transfer of all of the assets of The Torray Resolute Fund to Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”), in exchange for shares of beneficial interest of the New Fund and the assumption by the New Fund of The Torray Resolute Fund’s liabilities, in complete liquidation of The Torray Resolute Fund. If the reorganization is approved by shareholders, The Torray Resolute Fund shares will be exchanged for Class I shares of the New Fund with an equal aggregate net asset value, and you will not be subject to U.S. federal income tax on that exchange.

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments thereof.

It is proposed that The Torray Resolute Fund transfer all of its assets to the New Fund, in exchange for shares of beneficial interest of the New Fund’s Class I shares and the assumption by the New Fund of all liabilities of The Torray Resolute Fund, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). The Torray Resolute Fund and the New Fund are referred to collectively as the “Funds,” and each is referred to herein individually as a “Fund.”

When the Reorganization occurs, if approved by shareholders, shareholders of The Torray Resolute Fund will receive the number of full and fractional Class I shares of the New Fund equal in value as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) to the total value of The Torray Resolute Fund shares held by that shareholder immediately prior to the Reorganization. Thus, at the close of the Reorganization, the aggregate net asset value of your New Fund shares will be the same as the aggregate net asset value of your shares of The Torray Resolute Fund as of the Reorganization date.

The Torray Resolute Fund and the New Fund are open-end management investment companies. The New Fund’s registration statement will be effective with the U.S. Securities and Exchange Commission (“SEC”) but the New Fund will not be operational until the merger. The New Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. The New Fund has the same investment objective and substantially similar investment strategies and restrictions as The Torray Resolute Fund.

Transamerica Asset Management, Inc. (“TAM”) will be engaged as the investment adviser and will be responsible for the overall administration of the New Fund’s business affairs. Torray LLC (“Torray”) currently serves as The Torray Resolute Fund’s investment adviser pursuant to an investment advisory agreement and will serve as the New Fund’s investment sub-adviser pursuant to a sub-advisory agreement. If shareholders approve the Reorganization, The Torray Resolute Fund will be considered the surviving fund for accounting and performance purposes, and the New Fund will carry on the business of The Torray Resolute Fund and will inherit The Torray Resolute Fund’s performance and financial history following the Reorganization. This Prospectus/Proxy Statement includes a comparison of The Torray Resolute Fund and the New Fund.

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TAM and the registered funds that it manages, including the New Fund, have obtained an exemptive order (the “Order”) from the SEC permitting TAM, on behalf of the New Fund and subject to the approval of the Transamerica Funds Board, including a majority of the Board members who are not “interested persons” (as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Transamerica Funds, to hire or terminate unaffiliated sub-advisers and to modify any existing or future sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. The initial sole shareholder of the New Fund has approved the manager of managers arrangement.

The Board of Transamerica Funds can terminate the sub-advisory agreement with Torray and replace Torray with another unaffiliated sub-adviser without shareholder approval under the terms of the Order. By approving the Reorganization, shareholders are agreeing to the terms and structure of the New Fund, including the terms and conditions of the Order.

This document, which should be retained for future reference, is designed to give you the information you need to vote on the proposal. If there is anything you do not understand, please contact The Torray Resolute Fund at 301-493-4600.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files required reports, proxy statements and other information with the SEC. You may review and copy information about the Funds, including the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about January 15, 2014. It explains concisely what you should know before voting on the proposal or investing in Transamerica Concentrated Growth, a newly created series of Transamerica Funds (the “New Fund”), a series of a diversified open-end registered management investment company. The New Fund’s statement of additional information dated January 15, 2014 (the “Reorganization SAI”) is filed as an Exhibit to the N-14. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus and statement of additional information of The Torray Resolute Fund, dated May 1, 2013, as supplemented from time to time;

(ii)

the financial statements, financial highlights and related report of the independent registered public accounting firm for The Torray Resolute Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 2012; and

(iii)	the financial statements for The Torray Resolute Fund included in the Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2013.

You may obtain free copies of The Torray Resolute Fund’s annual reports, semi-annual reports, prospectus, statement of additional information or the Reorganization SAI, request other information about Torray LLC, or other information by calling 800-443-3036. This Prospectus/Proxy Statement describes the New Fund’s salient features and the Reorganization SAI is included as an Exhibit to this filing. Because the New Fund is newly organized, its annual report and semi-annual report are not yet available.

Like shares of The Torray Resolute Fund, shares of the New Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the New Fund.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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PROPOSAL 1: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

SYNOPSIS

This synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the “Agreement”) relating to the transaction, a form of which is attached to this Prospectus/Proxy Statement as Appendix 1. The materials in the exhibits and the statement of additional information for the Prospectus/Proxy Statement, dated January 15, 2014, are incorporated herein by reference into this Prospectus/Proxy Statement. Shareholders should the Prospectus/Proxy Statement, including Appendix 1, the statement of additional information, all exhibits and The Torray Resolute Fund’s prospectus carefully for more detailed information.

PROPOSED REORGANIZATION

The shareholders of The Torray Resolute Fund are being asked to approve a Reorganization of The Torray Resolute Fund into the New Fund. The Reorganization is structured as a transfer of all the assets of The Torray Resolute Fund to the New Fund in exchange for the assumption by the New Fund of all the liabilities of The Torray Resolute Fund and for the issuance and delivery to The Torray Resolute Fund of Reorganization Shares equal in value to the aggregate net asset value of The Torray Resolute Fund.

After receipt of the Reorganization Shares, The Torray Resolute Fund will distribute the Reorganization Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of The Torray Resolute Fund, and the legal existence of The Torray Resolute Fund as a series of the Trust will be terminated. Shareholders of The Torray Resolute Fund will receive the number of full and fractional shares of Class I of the New Fund, equal in value as of the Valuation Time (as defined in the Agreement) to the total value of their The Torray Resolute Fund shares held by that shareholder immediately prior to the Reorganization. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by The Torray Resolute Fund.

The Board of Trustees of the Trust has voted to approve the Agreement and to recommend that shareholders also approve the Agreement and the transactions it contemplates. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of The Torray Resolute Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of The Torray Resolute Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of The Torray Resolute Fund.

The Board of Trustees of the Trust believes that the proposed Reorganization is in the best interests of The Torray Resolute Fund and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Reorganization.

Comparison of Fees and Expenses

The following tables summarize: (1) the fees and expenses you may pay as an investor in the Funds; (2) the expenses that The Torray Resolute Fund incurred for the period ended December 31, 2012; (3) the estimated expenses for the New Fund because it has not yet commenced operations; and (4) the pro forma estimated expense ratios of the New Fund assuming consummation of the Reorganization as of February 28, 2014. For financial statement purposes, The Torray Resolute Fund will be the accounting survivor of the Reorganization. As accounting survivor, The Torray Resolute Fund’s operating history will be used for financial reporting purposes.

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Shareholder Fees

(fees paid directly from your investments)

	The Torray Resolute Fund	Transamerica Concentrated Growth Class I	Transamerica Concentrated Growth (Pro Forma) Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	0.00%	0.00%	0.00%
Redemption Fee (as a percentage of amount redeemed, if redeemed within sixty days of purchase)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of offering price)

	The Torray Resolute Fund	Transamerica Concentrated Growth Class I1	Transamerica Concentrated Growth (Pro Forma) Class I2
Management fee	1.00%	0.65%	0.65%
Distribution and service (12b-1) fees	0.00%	0.00%	0.00%
Other expenses	2.68%	0.22%	0.22%
Total annual fund operating expenses	3.68%	0.87%	0.87%
Fee waiver and/or expense reimbursement[3]	2.43%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	0.87%	0.87%

As shown above, based on the operating expenses of The Torray Resolute Fund as of December 31, 2012, and the pro forma expense ratios of the New Fund assuming consummation of the Reorganization as of February 28, 2014, shareholders of The Torray Resolute Fund are expected to experience lower total annual fund operating expenses in the New Fund than they had in The Torray Resolute Fund prior to the Reorganization, before and after taking into account any contractual fee waivers or expense reimbursement arrangements.

The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that TAM expects the New Fund to incur in the first year following the Reorganization. The New Fund’s actual expenses after the Reorganization may be greater or less than those shown, except that TAM has agreed to limit the New Fund’s total expenses to 0.95% through March 1, 2015.

[1]	The fees and expenses of the New Fund are based on estimated amounts for its initial fiscal year.
[2]	The pro forma fees and expenses of the New Fund are based on estimated amounts for its initial fiscal year assuming the Reorganization occurred on February 28, 2014.
[3]

Effective as of the closing date of the Reorganization, contractual arrangements have been made with TAM, through March 1, 2015, to waive fees and/or reimburse fund expenses to the extent that the New Fund’s total operating expenses exceed 0.95% for Class I shares, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the New Fund’s business. TAM will consider renewal of or further reductions to this limit on an annual basis. TAM is entitled to reimbursement by the New Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

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Examples

This example is intended to help you compare the costs of investing in the Funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	The Torray Resolute Fund	Transamerica Concentrated Growth Class I	Combined Transamerica Concentrated Growth (Pro Forma) Class I
Year 1	$127	$ 89	$ 89
Year 3	$901	$ 278	$ 278
Year 5	$1,695	$ 482	$ 482
Year 10	$3,775	$ 1,073	$ 1,073

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and strategies of The Torray Resolute Fund with those of the New Fund. As noted above, the Funds have substantially similar investment objectives, principal investment strategies and related risks. A comparison of the Funds’ fundamental investment policies appears later in this Prospectus/Proxy Statement.

The Torray Resolute Fund	New Fund
Investment Objective	Investment Objective
The Torray Resolute Fund (the “Fund”) seeks to achieve long-term growth of capital.	Seeks to achieve long-term growth of capital.
Principal Investment Strategies	Principal Investment Strategies

The Fund’s strategy is to invest in a concentrated portfolio of predominantly large capitalization companies (those with capitalizations of $5 billion or more) with proven records of increasing earnings on a consistent and sustainable basis. The Fund employs a concentrated approach, investing in 25 to 30 stocks, a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered to minimize risk within the Fund. Initial positions range from 1.5% to 3.0% of the Fund’s assets and may be increased over time to between 3.0% and 5.0%. Individual positions will not exceed 7.0%. Sector weights are independent of benchmarks, ranging from 0.0% to 35.0%, and cash is not employed in a tactical or strategic manner.

Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the sub-adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.

12

The Torray Resolute Fund	New Fund

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

Other Investment Practices and Strategies	Other Investment Practices and Strategies

The Manager’s investment philosophy is based on the belief that employing a long-term approach in a concentrated portfolio of diverse businesses demonstrating the ability to increase earnings in a sustainable manner will generate consistent excess returns on a risk-adjusted basis.

The Fund’s strategy is to invest in large capitalization companies (those with capitalizations of $5 billion or more) with proven records of increasing earnings on a consistent and sustainable basis. Sustainable growth is a product of businesses characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The Fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered to minimize risk within the Fund. Initial positions range from 1.5% to 3.0% of assets and may be increased over time to between 3.0% and 5.0%. Individual positions will not exceed 7.0%. Sector weights are independent of benchmarks, ranging from 0.0% to 35.0%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the Manager’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates the review of a security by the Manager.

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

The Fund’s investment strategies may be changed without shareholder approval.

The following provides additional information regarding the fund’s strategies and investments.

Under normal circumstances, the fund’s sub-adviser, Torray LLC (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The fund considers large capitalization companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Sustainable growth is a product of businesses generally characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The fund employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered in an effort to minimize risk within the fund. Initial positions range from 2% to 3% of assets and may be increased over time to between 5% and 7%. Individual positions will not exceed 7%. Sector weights are independent of benchmarks, ranging from 0% to 35%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the sub adviser’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates a review of a security by the sub-adviser.

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

13

The Torray Resolute Fund	New Fund

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Unless expressly designated as fundamental, all policies and procedures of the fund, including its investment objective, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by the fund may also be changed without shareholder approval.

Performance Information

The New Fund has not commenced operations and thus has no performance history. The following bar chart provides some indication of the risks of investing in The Torray Resolute Fund by showing the changes in The Torray Resolute Fund’s investment performance for each calendar year since inception.

Calendar Year Annual Returns

The Torray Resolute Fund

Annual Total Returns (%) as of 12/31

Best Quarter:	3/31/2012	15.66%
Worst Quarter:	9/30/2011	-13.01%

The year to date return through September 30, 2013 was 19.83%, while the return for the quarter ended September 30, 2013 was 8.14%.

The following table compares The Torray Resolute Fund’s average annual total returns over time to those of the Russell 1000® Growth Index and the Standard & Poor’s 500® Index (“S&P 500 Index”).

Average Annual Total Returns

(For Periods Ended December 31, 2012)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

14

The Torray Resolute Fund	1 Year	Since Inception December 31, 2010
Return Before Taxes	20.28%	10.89%
Return After Taxes on Distributions	20.20%	10.85%
Return After Taxes on Distributions and Sale of Fund Shares	13.29%	9.33%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	8.77%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	8.84%

Purchase, Redemption, Exchange and Conversion Policies

This section will help you compare The Torray Resolute Fund’s procedures for purchasing and redeeming shares of The Torray Resolute Fund with the procedures for purchasing, redeeming and exchanging shares of the New Fund.

The Torray Resolute Fund	New Fund
Procedures for Purchasing and Redeeming Shares	Procedures for Purchasing, Redeeming and Exchanging Shares

How To Buy Shares

You may buy shares of the Fund on a no-load basis on any day that the NYSE is open.

The minimum initial purchase is $2,500. You should send your check payable to “The Torray Resolute Fund” with a completed account application to the Fund’s transfer agent:

Regular Mail Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 9803

Providence, RI 02940-8003

Courier Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Additional purchases can be made for $500 or more and should be sent to the applicable address above. Please remember to include your account number on your check.

You, your spouse, or your children may open a related account for an initial investment of $2,000 if your current account meets the minimum initial investment amount of $2,500. A related account can be a joint account with your spouse or children or a retirement account such as an IRA.

When you open a related account you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.

BUYING SHARES

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

By Check

•    Make your check payable and mail to Transamerica Fund Services, Inc.

•    If you are opening a new account, send your completed application along with your check.

•    If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•    Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•     Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

15

The Torray Resolute Fund	New Fund

You may purchase shares of the Fund through an intermediary, such as an investment representative or a broker-dealer, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Purchase and redemption orders placed through an intermediary will be deemed to have been received and accepted by the Fund when the intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

Wire Instructions

To make an initial purchase by wire, please call 1-800-626-9769 to have an account number assigned, to make arrangements for the submission of your application form and for current wire instructions.

Please note that your bank may charge you a wire fee. Please make sure that the amount that reaches the Fund, after you pay your bank’s wire fee, is in the appropriate minimum investment amount required by the Fund. Mail your completed application form to the Transfer Agent at the address above. In order to properly credit your wire, you should call the Transfer Agent to alert the Fund regarding your wire and application form.

Automatic Investment Plan

Once an account has been opened, you can make additional purchases of shares automatically through the Automatic Investment Plan either monthly or quarterly via Automated Clearing House (“ACH”). The minimum automatic investment is $500 and you have the option of choosing the 10th, 15th or 20th day of the month or quarter as the transaction date. You may arrange for participation in the Automatic

Investment Plan by completing the automatic investment plan section on the Account Application or by calling 1-800-626-9769.

By Automatic Investment Plan

•   With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•   You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•   If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By the Internet

•   You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamericafunds.com for information on how to establish an electronic bank link.

By Payroll Deduction

•   You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this deduction.

By Wire Transfer

•   You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

State Street Bank and Trust Company, Boston, MA, ABA#011000028

Credit: Transamerica Funds Acct #00418533

Ref: Shareholder name, Transamerica fund and account numbers.

16

The Torray Resolute Fund	New Fund

•   Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Minimum Investment

Class I shares of the Transamerica Funds are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the Transamerica Funds and its affiliates. The minimum investment for Class I shares is $1,000,000, but will be waived for shareholders of The Torray Resolute Fund who acquire their Class I shares of the New Fund through the Reorganization as well as for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.

ACCOUNT POLICIES

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

—    Name;

—    Date of birth (for individuals);

—    Residential or business street address (although post office boxes are still permitted for mailing); and

—    Social security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional

Opening an Account

Fill out the New Account Application which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamericafunds.com.

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days

17

The Torray Resolute Fund	New Fund

information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

from the date your account is established, your account may be closed based on the next calculated net asset value per share (“NAV”).

18

The Torray Resolute Fund	New Fund

How to Redeem Shares

You may redeem your shares either in writing or by telephone if you elected the telephone redemption privilege on your application. You should submit your written redemption request directly to:

Regular Mail Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 9803

Providence, RI 02940-8003

Courier Address

The Torray Resolute Fund

c/o BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request.

If your address of record has changed within the last 30 days of receipt of your redemption request, you will be required to obtain a medallion signature guarantee (see “Redemptions (including all IRA transfers) Sent to an Address Other Than the Address of Record” for more information on medallion signature guarantees).

The Fund and the transfer agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person authorized by the account owner. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing (US) Inc.

To redeem by telephone you can call 1-800-626-9769.

Please remember that all redemption requests must include your name and account number. The Fund may take up to seven days to pay redemption proceeds. If you redeem by wire transfer, the Fund’s transfer agent charges a fee (currently $10) for each wire redemption. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 business days from the date of purchase.

Redemption in Kind

It is currently the Fund’s policy to pay all redemptions in cash.

SELLING SHARES

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange (“NYSE”) is open for business. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law.

In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

Shares are redeemed at NAV, minus any applicable sales charge.

To Request Your Redemption and Receive Payment By:

Direct Deposit – ACH

•   You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

•   You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•   Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the Fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature

19

The Torray Resolute Fund	New Fund

The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

Systematic Withdrawal Plan

You can also redeem shares automatically on a monthly, quarterly, semi-annual or annual basis via a Systematic Withdrawal Plan (“SWP”). To establish a SWP, an account must have a current market value of at least $2,500 or more and must have dividends reinvested. The minimum amount of the systematic withdrawal is $250. The systematic withdrawals can be sent by check to the address of record or to your bank via ACH provided the bank is an online member of ACH. Any check or ACH withdrawal will be sent the business day following the redemption date. You may establish this plan by completing the appropriate section on the Account Application or by calling 1-800-626-9769.

Redemptions (including all IRA transfers) Sent to an Address Other Than the Address of Record

For your protection, we will require an acceptable medallion signature guarantee (see below) for all fund redemptions that are sent to a different address than the address of record. This includes all IRA transfers. Redemption requests bearing a non-medallion signature guarantee will be returned to you in accordance with the transfer agent’s rejection procedures. This could significantly delay your redemption request as it will be returned to you via first class mail. The Fund will not be responsible for delays of this nature.

An acceptable medallion signature guarantee can be obtained from a domestic bank or trust company, broker/dealer, clearing agency, savings association, or other financial institution which is participating in any of the following three medallion programs: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these required programs will not be accepted.

guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•    Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•    This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•    You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•    You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•    The type of account you have and if there is more than one shareholder.

•    The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•    A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•    When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•    Each Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•    Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•    Shares will normally be redeemed for cash, although the fund retains the right to redeem its shares in kind. Please see the Statement of Additional Information for more details.

•    If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

20

The Torray Resolute Fund	New Fund
Please see additional information relating to signature guarantees later in this prospectus.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•    To redeem your shares if your account balance falls below $2,500 as a result of redemptions and not market performance. You will receive 30 days’ notice to increase the value of your account to $2,500 before the account is closed.

•    To refuse any purchase order.

•    To refuse third-party checks, starter checks or cash equivalents for purchases of shares.

•    To change or waive the Fund’s investment minimums.

•    To suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the Securities and Exchange Commission (“SEC”).

•    To require additional documentation or a medallion signature guarantee on any redemption request.

Shareholders should be aware that purchase and redemption requests mailed to the Fund’s Maryland address will not be processed until they are received by the Fund’s transfer agent (generally the next business day) at the address noted under “How to Buy Shares.” You can avoid delays by mailing requests for purchases and redemptions directly to the Fund’s transfer agent.

Involuntary Redemptions

The fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing).

21

The Torray Resolute Fund	New Fund
Exchanging Shares N/A

EXCHANGING SHARES

•   You may request an exchange in writing, by phone, or by accessing your account through the internet.

•   You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.

•   Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.

•   An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.

•   If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

•   In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.

•   Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

•   Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

•   The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Pricing Fund Shares

Orders to buy or redeem shares that are received in good order prior to the close of the Fund (generally 4:00 p.m. Eastern time) will be processed at the net asset value calculated that day. NAV is calculated by dividing the Fund’s net assets by the number of shares outstanding after the New York Stock Exchange (“NYSE”) closes for the day.

The Fund uses market quotes that are readily available to value its securities. In cases where quotes are not readily available, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using fair value guidelines approved by the Fund’s Board of Trustees.

PRICING OF SHARES

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of the Fund (or class thereof) is determined on each day the NYSE is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the fund does not price its shares (therefore, the value of the fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the fund).

Purchase orders received in good order and accepted, and

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redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

How NAV Is Calculated

The NAV of the fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s NAV. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds

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(other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Escheatment of Shares to State

If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period and procedures vary by state.

N/A

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability.

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, the fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For

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The Fund therefore discourages frequent purchases and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. It may not be feasible for the Fund to prevent or detect every potential instance of abusive or excessive short-term trading.

example, the fund may be forced to liquidate investments as a result of short term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of the fund. The fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the fund discourages market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.

The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the fund and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.

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Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the original fund that you held, for example, if the fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Fund, such as the Transamerica Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

While there is currently no minimum account size for maintaining a Class I share account, the fund reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”), are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per Fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two Fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

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Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•     You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•     You would like a check made payable to anyone other than the shareholder(s) of record.

•     You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•     You would like a check mailed to an address other than the address of record.

•     You would like your redemption proceeds wired to a bank account other than a bank account of record.

•     You are adding or removing a shareholder from an account.

•     You are changing ownership of an account.

•     When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.

•     Transactions requiring supporting legal documentation.

The fund reserves the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•     It does not appear valid or in good form.

•     The transaction amount exceeds the surety bond limit of the signature guarantee.

•     The guarantee stamp has been reported as stolen, missing or counterfeit.

NOTE: For certain maintenance and non-financial requests, Transamerica Funds requires a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request. A notary’s seal cannot serve as an alternative to a Signature Validation Program Stamp.

Paperless Legal Program

Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.

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Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-mail Communications

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the Fund, which include a list of the holdings, will be mailed twice a year to all shareholders.

eDelivery

By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.

Once your account is established, visit our website at

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www.transamericafunds.com. Click on Resources, and select Individual Investor. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Distributions and Taxes

The Torray Resolute Fund	New Fund

TAXES AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly and net capital gains at least annually. All distributions will be invested in shares of the Fund unless you elect on your account application to receive distributions in cash. You can elect to cancel cash payments by notifying the Fund’s transfer agent, in writing, prior to the date of distribution. Your choice will be effective for distributions paid after the Fund receives your written notice.

The maximum tax rate for individual taxpayers applicable to long-term capital gains and income from certain qualifying dividends on certain corporate stock is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A shareholder will also have to satisfy a more than 60-day holding period for the Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rates. These rate reductions do not apply to corporate taxpayers.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its securities. Short-term capital gains are taxed as ordinary income. Each redemption of Fund shares is a taxable event. The Fund will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States. You should consult a tax advisor regarding your investment in the Fund.

DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund will distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. The fund generally pays any dividends and other distributions annually.

Taxes on Distributions in General

Taxable income consists generally of net investment income and any capital gains.

The fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions, whether such distributions are paid in cash or reinvested in additional shares.

The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:

•       Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains at rates of up to 20%, regardless of how long the shareholders have held their shares.

•       Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the tax rates applicable to qualified dividend income.

•       Distributions in excess of the fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss)

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that will be recognized on a subsequent sale or exchange of the shares.

•       Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If the fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

The fund will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of the fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or partly attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on the Sale or Exchange of Shares

If you sell shares of the fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.

Any loss recognized on shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any

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distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes

A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

The backup withholding rate is 28%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.

Non-Resident Alien Withholding

Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. For fund taxable years beginning on or before December 31, 2013, 30% withholding will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. The fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.

If you are a non-U.S. person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (generally, FormW-8BEN) and documentary evidence and letter of explanation.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

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Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, the fund. More information is provided in the fund’s SAI. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.

Other Distribution or Service Arrangements; Disclosure of Portfolio Holdings

This section will also help you compare certain distribution arrangements of The Torray Resolute Fund with those of the New Fund.

The Torray Resolute Fund	New Fund
Other Distribution or Service Arrangements	Other Distribution and Service Arrangements

PAYMENTS TO THIRD PARTIES BY THE MANAGER

The Manager may, out of its own resources, and without additional direct cost to the Fund or its shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisers, in connection with sales of shares of the Fund. This compensation is generally made to those intermediaries that provide shareholder servicing, marketing support, broker education, and/or access to sales meetings, sales representatives and management representatives of the intermediary. Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Please be aware that the Fund may use brokers who sell shares of the Fund to effect portfolio transactions. The Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures which address these matters. You should note that if one mutual fund sponsor makes greater distribution assistance payments than another, your broker or financial adviser and his or her firm may have an incentive to recommend one fund complex over another.

Transamerica Capital, Inc. (“TCI”), an affiliate of TAM, is the distributor for the New Fund. TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at

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least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. These payments are made on a periodic basis, such as monthly or quarterly. During 2012, in general, payments calculated as a percentage of sales ranged from 5 basis points (0.05%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 20 basis points (0.20%), and flat annual fees ranged from $15,000 to $100,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2012, TCI had such revenue sharing arrangements with at least 15 brokers and other financial intermediaries, of which some of the more significant include: Hantz Financial Services, Inc.; US Bancorp Investments, Inc.; Suntrust Investments Services; CCO Investments Services Corp.; LPL Financial; Raymond James Financial Services; Ameriprise Financial Services, Inc.; Bank of America – Merrill Lynch; Citigroup-Morgan Stanley Smith Barney; PNC Investments; Raymond James and Associates; UBS Financial Services; AXA Advisors, LLC; and Wells Fargo Advisors, LLC.

For the calendar year ended December 31, 2012, TCI paid approximately $8,216,683 to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2013, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

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The Torray Resolute Fund	New Fund

For the same period, TCI received revenue sharing payments totaling $3,976,728 from the following financial services firms to participate in functions, events and meetings, among other things: Aegon USA Investment Management, LLC, AllianceBernstein L.P., BlackRock Financial Management, Inc., CBRE Clarion Securities LLC, Jennison Associates LLC, J.P. Morgan Investment Inc., Logan Circle Partners, LP, Madison Asset Management, LLC, MFS Investment Management, Morgan Stanley Investment Management Inc., Morningstar Associates LLC, Natixis Global Asset Management, OppenheimerFunds, Inc., Pacific Investment Management Company LLC, Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company, LLP.

TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates receive revenue sharing payments from affiliates of certain underlying unaffiliated funds for the provision of services to investors and distribution activities.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

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The Torray Resolute Fund	New Fund

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment advisory services or invest in the funds or in other products sponsored by TAM and its affiliates.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS	Disclosure of Portfolio Holdings

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings made with the SEC on Forms N-CSR and N-Q. Additional information is also available on the Fund’s website at www.torray.com. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is provided in the Statement of Additional Information.

A detailed description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamericafunds.com.

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COMPARISON OF PRINCIPAL INVESTMENT RISKS

This section will help you compare the risks of The Torray Resolute Fund with those of the New Fund. The Funds have similar principal investment risks.

The Torray Resolute Fund	New Fund
Principal Investment Risks	Principal Investment Risks

General Risk. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund and investors face the risk that Torray LLC’s (the “Manager’s”) business analyses prove faulty.

Market Risk. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Focused Portfolio Risk. The Fund attempts to invest in a limited number of securities. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”). To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities becomes permanently impaired.

No Guarantee. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•          Cash Management and Defensive Investing – The value of investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.

•         Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

•         Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•         Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

•          Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

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The Torray Resolute Fund	New Fund

•          Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•          Market Risk – The market prices of the fund’s securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates 2 ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•          Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

The proposed Reorganization will be governed by the Agreement, the form of which is attached to this Prospectus/Proxy Statement as Appendix 1. The Agreement provides that The Torray Resolute Fund will transfer all of its assets to the New Fund solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all The Torray Resolute Fund’s liabilities. The Reorganization Shares will be issued on or about February 28, 2014, or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

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The Torray Resolute Fund will transfer all of its assets to the New Fund, and in exchange, the New Fund will assume all liabilities of The Torray Resolute Fund and deliver to The Torray Resolute Fund the number of full and fractional Class I shares of the New Fund having an aggregate net asset value equal to the net asset value of the shares of The Torray Resolute Fund. On or as soon after the Closing Date as is possible (the “Liquidation Date”), The Torray Resolute Fund will distribute in complete liquidation of The Torray Resolute Fund, pro rata to its shareholders of record, all of the Reorganization Shares received by The Torray Resolute Fund. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of The Torray Resolute Fund on the books of the New Fund to open accounts on the share records of the New Fund in the name of The Torray Resolute Fund shareholders, and representing the respective pro rata number of Reorganization Shares due such shareholders. All issued and outstanding shares of The Torray Resolute Fund will simultaneously be canceled on the books of The Torray Resolute Fund. As a result of the proposed transaction, each The Torray Resolute Fund shareholder will receive a number of Reorganization Shares equal in value as of the Valuation Time to the value of The Torray Resolute Fund shares previously held by such shareholder.

The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Trust on behalf of The Torray Resolute Fund and Transamerica Funds on behalf of the New Fund. In addition, either the Trust or Transamerica Funds may at its option terminate the Agreement at or before the Closing Date due to a determination by the Board of the Trust or the Board of Transamerica Funds that the consummation of the transactions contemplated therein is not in the best interests of The Torray Resolute Fund or the New Fund, respectively.

Pursuant to the Agreement, TAM and Torray have agreed to share all costs associated with each Fund’s participation in the Reorganization.

Conflicts of Interest

The Reorganization is expected to benefit TAM and Torray. TAM has engaged Torray as the sub-adviser for the New Fund. TAM would benefit from the management fees it receives from the New Fund and from the addition of a fund with strong historical performance to the Transamerica family of funds, while Torray would benefit from the sub-advisory fees it receives for managing the portfolio of the New Fund, and from Transamerica’s distribution capabilities which may result in asset growth over time.

TAM and Torray have entered into an agreement under which TAM has agreed that, under certain circumstances, it (and not the New Fund) will pay to Torray a specified amount if the Torray sub-advisory agreement for the New Fund is terminated within a three-year period. Neither the New Fund nor The Torray Resolute Fund is a party to the agreement, and the agreement is not binding upon the Funds or the Funds’ Boards. However, these arrangements present certain conflicts of interest because TAM has a financial incentive to support the continuation of the Torray sub-advisory agreement for as long as the arrangements remain in effect. The Boards of each Fund received information about the agreement in connection with its consideration of the Reorganization.

Description of the Reorganization Shares

Reorganization Shares will be issued to The Torray Resolute Fund’s shareholders in accordance with the Agreement as described above. The Reorganization Shares will be Class I shares of the New Fund.

Board’s Considerations Relating to the Proposed Reorganization

At a meeting held on October 22, 2013, the Board of Trustees of the Trust unanimously approved the terms and conditions of the Agreement.

During the meeting, the Trustees, with the advice and assistance of counsel, reviewed and considered, among other things:

•	Torray LLC, the investment adviser of The Torray Resolute Fund, will serve as the sub-adviser to the New Fund;

•

The same portfolio manager, using substantially the same principal investment strategies and portfolio management techniques used with respect to The Torray Resolute Fund, will be responsible for the day-to-day investment management of the New Fund;

•

The New Fund will have the same investment objective and substantially similar principal investment strategies as The Torray Resolute Fund, and the fundamental investment restrictions of the New Fund and The Torray Resolute Fund will be substantially similar;

•	The New Fund’s investment advisory fee will be lower than The Torray Resolute Fund’s investment advisory fee;

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•	Transamerica Asset Management, Inc. (“TAM”), the New Fund’s investment adviser, has contractually agreed to cap total expenses of the Class I shares of the New Fund at 0.95% through March 1, 2015;

•

The Torray Resolute Fund could benefit from potential long-term economies of scale and increased distribution capabilities that may result from the consummation of the Reorganization and the fund’s inclusion in the larger Transamerica family of funds;

•

The exchange of The Torray Resolute Fund shares for shares of the New Fund in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder;

•	The reputation, financial strength, resources and capabilities of TAM may benefit the New Fund;

•	The benefit of increased distribution capabilities available to the New Fund may result in asset growth over time and additional cost savings and scale advantages;

•	The services available to shareholders of the New Fund will be substantially similar to the services available to shareholders of The Torray Resolute Fund;

•	The current size ($12.5 million as of September 30, 2013) and limited prospects for future asset growth may impact the viability of The Torray Resolute Fund;

•	The Torray Resolute Fund has not been able to date to attract sufficient assets so as to achieve desired economies of scale; and

•	Neither The Torray Resolute Fund nor its shareholders will bear any of the costs or expenses of the proposed Reorganization.

•

In the event that shareholders of The Torray Resolute Fund do not approve the Reorganization, the Torray Board will consider other options with respect to The Torray Resolute Fund, including, without limitation, the following: (1) continuing to operate The Torray Resolute Fund under its current management arrangements, potentially with new distribution strategies; (2) exploring different potential restructuring and reorganization opportunities for The Torray Resolute Fund with other funds or fund families; and (3) liquidating The Torray Resolute Fund in the event that it does not achieve sufficient assets to allow it to operate in an economically viable manner and achieve desired economies of scale.

The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Trustee may have attributed different weights to the various factors. Based on all of the foregoing, the Board concluded that The Torray Resolute Fund’s participation in the proposed Reorganization would be in the best interests of The Torray Resolute Fund and would not dilute the interests of The Torray Resolute Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), unanimously recommends that shareholders of The Torray Resolute Fund approve the Agreement and the transactions it contemplates.

Certain Federal Income Tax Consequences

It is a condition to each Fund’s obligation to consummate the Reorganization that the Funds receive a tax opinion from Bingham McCutchen LLP (which opinion will be based on certain factual representations and certain customary assumptions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, current administrative rules and court decisions, for federal income tax purposes:

(a)

The transfer of all the assets of The Torray Resolute Fund to the New Fund in exchange solely for Reorganization Shares and the assumption by the New Fund of all the liabilities of The Torray Resolute Fund followed by the pro rata distribution by The Torray Resolute Fund of all the Reorganization Shares to The Torray Resolute Fund shareholders in complete liquidation of The Torray Resolute Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)

No gain or loss will be recognized by the New Fund upon the receipt of all the assets of The Torray Resolute Fund solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of The Torray Resolute Fund.

(c)

The basis in the hands of the New Fund of The Torray Resolute Fund’s assets transferred to the New Fund in the Reorganization will be the same as the basis of such assets to The Torray Resolute Fund immediately before the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by The Torray Resolute Fund upon the transfer.

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(d)

The holding period of each such asset of The Torray Resolute Fund in the hands of the New Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by The Torray Resolute Fund (except where investment activities of the New Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(e)

No gain or loss will be recognized by The Torray Resolute Fund upon the transfer of all its assets to the New Fund solely in exchange for Reorganization Shares and the assumption by the New Fund of all the liabilities of The Torray Resolute Fund or upon the distribution of such Reorganization Shares by The Torray Resolute Fund to The Torray Resolute Fund’s shareholders in complete liquidation of The Torray Resolute Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

(f)	No gain or loss will be recognized by The Torray Resolute Fund’s shareholders upon the exchange of their The Torray Resolute Fund shares solely for Reorganization Shares in the Reorganization.

(g)

The aggregate basis of the Reorganization Shares that each The Torray Resolute Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her The Torray Resolute Fund shares exchanged therefore.

(h)

Each The Torray Resolute Fund shareholder’s holding period for his or her Reorganization Shares received in connection with the Reorganization will include the period during which he or she held The Torray Resolute Fund shares exchanged therefore, provided that he or she held such The Torray Resolute Fund shares as capital assets on the date of the Reorganization.

(i)

The taxable year of The Torray Resolute Fund will not end as a result of the Reorganization. The part of the last taxable year of The Torray Resolute Fund beginning before the Reorganization will be included in the first taxable year of the New Fund ending after the Reorganization.

Notwithstanding the above, no opinion will be expressed as to any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of federal, state, local, non-U.S. and other tax laws.

Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Reorganization is not expected to result in limitations on the New Fund’s ability to use the capital loss carryforwards of The Torray Resolute Fund that originated prior to the Reorganization.

Capitalization

The following table shows, as of December 31, 2013, the capitalization of each Fund and the pro forma combined capitalization of the New Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
The Torray Resolute Fund	$13,761,251.54	$15.76	873,222.63
New Fund Class I	—	—	—
Pro Forma New Fund Class I	$13,761,251.54	$15.76	873,222.63

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INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisers, Sub-Adviser and Portfolio Manager

The Torray Resolute Fund. 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814. Pursuant to a written management contract (“Management Agreement”) between The Torray Resolute Fund (the “Fund”) and Torray LLC (the “Manager”) and subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. The Fund pays the Manager a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily assets. The Manager is a Maryland limited liability company organized in 2005. The Manager is the successor to the Fund’s prior investment adviser, The Torray Corporation.

Pursuant to the Management Agreement and subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under “Brokerage Services,” the Fund’s portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

The Management Agreement has been approved by the Trustees of the Fund. By its terms, the Management Agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Management Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Management Agreement may be terminated on not more than 60 days’ notice by the Manager to the Fund. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of “Torray” may be withdrawn.

The table below sets forth the management fees paid by the Fund for the fiscal years ended December 31, 2011 and 2012. The Fund commenced operations on December 31, 2010 and therefore did not pay a management fee prior to 2011.

Management Fees Paid
2012	2011
$34,766	$16,691

The Fund pays, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders and insurance premiums.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager has contractually agreed to waive fees and/or reimburse operating expenses of the Fund in order to limit the total annual operating expenses of the Fund to 1.25% of Fund’s average daily net assets through May 1, 2014. This expense limitation agreement may only be amended by the Fund’s Board of Trustees. For the fiscal year ended December 31, 2012, the Manager waived fees (including management fees) and reimbursed expenses in the amount of $84,400 and for the fiscal year ended December 31, 2011, the Manager waived fees (including management fees) and reimbursed expenses in the amount of $78,041.

Nicholas C. Haffenreffer is a Principal of Torray LLC and the manager of the Fund. He has managed the Fund since its inception. The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

New Fund. Following the Reorganization, TAM will assume the role of the New Fund’s investment adviser pursuant to an investment advisory agreement (“TAM Advisory Agreement”). TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. As of December 31, 2012, TAM had approximately $54.5 billion in assets under management. TAM renders “manager of managers” services for the Transamerica Mutual Funds by, among other things, hiring investment sub-advisers to furnish daily investment management services. TAM will enter into a sub-advisory agreement with Torray

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pursuant to which Torray will act as sub-adviser to the New Fund. For these sub-advisory services, TAM will pay Torray an annual sub-advisory management fee of 0.25% of the New Fund’s assets up to $150 million of average daily net assets; 0.22% of the next $500 million of average daily net assets; 0.20% the next $500 million of average daily net assets; and 0.175% of average daily net assets in excess of $1.15 billion, based on the New Fund’s average daily net assets. The sub-advisory management fee will be paid on a monthly basis by TAM and not by the New Fund.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective as of the closing date of the Reorganization (the “Closing Date”), contractual arrangements have been made with TAM, through March 1, 2015, to waive fees and/or reimburse fund expenses to the extent that the New Fund’s total operating expenses exceed 0.95% for Class I shares, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the New Fund’s business. TAM will consider renewal of and further reductions to this limit on an annual basis. TAM is entitled to reimbursement by the New Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

Mr. Haffenreffer, the portfolio manager of The Torray Resolute Fund, will act as portfolio manager of the New Fund.

Certain Differences between the Fund’s and the New Fund’s Advisory Agreements.

Following the Reorganization, shareholders of the Fund will become shareholders of the New Fund. The New Fund will be managed by TAM pursuant to the TAM Advisory Agreement. The following are non-material differences between the Management Agreement and the TAM Advisory Agreement:

-

TAM has additional oversight responsibilities with respect to the Trust’s service providers for the New Fund, including the custodian, the transfer agent, the New Fund’s independent accounting firm and legal counsel.

-

TAM is required to prepare certain materials for the Board’s review, participate in Board meetings and provide regular communications to the Board, as well as review disclosure documents for regulatory filings.

Under the TAM Advisory Agreement, it is not expected that the types of expenses borne by the Fund will materially differ than those expected to be borne by the New Fund.

ADDITIONAL INFORMATION ABOUT THE TORRAY FUND AND TRANSAMERICA FUNDS

Trustees and Officers. The trustees and officers of the Trust (of which The Torray Resolute Fund is a series) are different from those of Transamerica Funds (of which the New Fund is a series). The following individuals comprise the Board of Trustees of the Trust: William M. Lane (interested Trustee), Carol T. Crawford, Bruce C. Ellis, Robert P. Moltz and Wayne Shaner (Chairman).

The following individuals comprise the Board of Trustees of Transamerica Funds: Thomas A. Swank (interested Trustee), Alan Warrick (interested Trustee), Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Independent Registered Public Accounting Firm (“Auditor”). The Torray Resolute Fund’s Auditor is BBD, LLP. The New Fund’s Auditor is Ernst and Young LLP.

Other Service Providers. BNY Mellon Investment Servicing (US) Inc. serves as custodian, accountant, administrator and transfer agent to the Trust. Foreside Funds Distributors LLC serves as principal underwriter of the Trust.

TCI is the distributor for the New Fund. Transamerica Fund Services, Inc. (“TFS”), an affiliate of TAM and TCI, serves as the administrator, transfer agent and bookkeeping and pricing agent for the New Fund. TFS has outsourced the provision of certain administrative services to State Street Bank and Trust Company and certain transfer agency services to Boston Financial Data Services, Inc. State Street Bank and Trust Company is custodian for the New Fund.

Charter Documents. The Torray Resolute Fund is a series of a Massachusetts business trust. The New Fund is a series of a Delaware statutory trust. The Trust (of which The Torray Resolute Fund is a series) and Transamerica Funds (of which the New Fund is a series) are governed by their respective trust instruments, by-laws and applicable state law. Additional information about the trust instruments and by-laws of the Trust and Transamerica Funds is provided below.

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Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest of The Torray Resolute Fund. Shareholders have no preemptive rights.

Transamerica Funds is authorized to issue an unlimited number of shares of beneficial interest of the New Fund, no par value, from an unlimited number of series of shares. Shares of each series of Transamerica Funds have no preemptive rights.

Voting Rights. On each matter submitted to a vote of shareholders of The Torray Resolute Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On each matter submitted to a vote of shareholders of the New Fund, each shareholder is entitled to one vote for each share held (with proportional fractional votes for fractional shares). On any matter submitted to a vote of shareholders of Transamerica Funds, except when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only the shareholders of such series or classes shall be entitled to vote.

Shareholder Meetings. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholder Liability. Both the Trust and Transamerica Funds’ trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or Transamerica Funds or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of The Torray Resolute Fund or the New Fund, respectively.

Trustee Liability. Both the Trust and Transamerica Funds indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and Transamerica Funds do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

Fundamental Investment Policies of the Funds

The Torray Resolute Fund and the New Fund have each adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the meeting. The following lists the fundamental investment policies for The Torray Resolute Fund and the New Fund.

The Torray Resolute Fund

Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

(1)

Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

(2)	Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

(3)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(4)

Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5)

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)

Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

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(7)	Purchase or sell commodities or commodity contracts, including future contracts.

(8)	Make loans, except by purchase of debt obligations or by entering into repurchase agreements.

(9)

Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

(10)	Acquire more than 10% of the voting securities of any issuer.

(11)	Concentrate more than 25% of the value of its total assets in any one industry.

(12)

Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), by a Securities and Exchange Commission (“SEC”) exemptive order, or by the SEC.

New Fund

(1)	Borrowing. The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

(2)	Underwriting Securities. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	Making Loans. The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(4)

Senior Securities. The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Real Estate. The fund may not purchase or sell real estate except as permitted by the 1940 Act.

(6)

Commodities. The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

(7)

Concentration of Investments. The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following provides additional information about the New Fund’s fundamental investment policies. This information does not form part of the New Fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. The fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. The fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. Pursuant to the Agreement, TAM and Torray have agreed to share all costs associated with each Fund’s participation in the Reorganization.

In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Torray or TAM, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person. In addition, a representative from Computershare Fund Services (“Computershare”), a firm authorized by TAM to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail, by telephone or by internet. Computershare has been retained to assist in the solicitation of the proxies and it is estimated that it will receive approximately $3,900 for its services.

As of November 25, 2013 (the “Record Date”), The Torray Resolute Fund had 873,821.327 shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Proposals of Shareholders. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders of The Torray Resolute Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

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Other Matters to Come Before the Special Meeting. The Board is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Quorum. A majority of the outstanding shares of The Torray Resolute Fund constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Voting. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of The Torray Resolute Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of The Torray Resolute Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of The Torray Resolute Fund.

Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card as the persons named in the proxy card determine on such other business as may come before the Special Meeting.

The Trust has also arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Shareholders may also vote over the Internet by following the instructions in the enclosed materials. Shareholders will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using the proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

For the Reorganization proposal, to the extent not designated, the shares will be voted FOR approval of the Reorganization. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

In tallying votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the Reorganization proposal.

Share Ownership. As of the Record Date, the officers and trustees of The Torray Fund beneficially owned the following percentage of The Torray Resolute Fund:

Shareholder	Title	% Owned
Robert E. Torray 2700 Calvert Street, NW Washington, DC 20008	President	68.2002%

William M Lane 4424 Walsh Street Chevy Chase, MD 20815	Executive Vice President Chief Financial Officer	1.9147%

Barbara C. Warder 411 Duke Street Alexandria, VA 22314	Chief Compliance Officer	1.9024%

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The officers and trustees of Transamerica Funds as a group beneficially owned less than 1% of the outstanding shares of The Torray Resolute Fund. The following shareholders owned of record or beneficially 5% or more of the outstanding shares of The Torray Resolute Fund as of the Record Date:

Shareholder Name and Address	Percent
Charles Schwab & Co. FBO Schwab Customers Special Custody Account ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	19.7906%

As of the date of this Prospectus/Proxy Statement, no shares of the New Fund have been issued.

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FINANCIAL HIGHLIGHTS

The Financial Highlights of The Torray Resolute Fund since its inception are shown below. The Financial Highlights table is intended to help you understand a fund’s performance for the past five years (or since its inception if less than five years and most recent semi-annual period). The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions.

Information has been derived from financial statements audited by BBD, LLP, an Independent Registered Public Accounting firm, whose report, along with the The Torray Resolute Fund’s financial statements, is included in the December 31, 2012 Annual Report, which is available to you upon request.

	Period ended 6/30/13		Year ended 12/31/12		Year ended 12/31/11	Period ended 12/31/10(3)
PER SHARE DATA
Net Asset Value, Beginning of Period	$12.240		$10.220		$10.000	$10.000

Income/(loss) from investment operations:
Net investment income	0.006	(2)	0.009	(2)(5)	0.003 (2)	0.000
Net gains on securities (both realized and unrealized)	1.308		2.064		0.221 (4)	0.000

Total from investment operations	1.314		2.073		0.224	0.000

Less: distributions
Dividends (from net investment income)	(0.004)		(0.006)		(0.002)	0.000
Distributions (from capital gains)	(0.040)		(0.047)		(0.002)	—

Total distributions	(0.044)		(0.053)		(0.004)	0.000

Net Asset Value, End of Year	$13.510		$12.240		$10.220	$10.000

TOTAL RETURN(1)	10.82	%**	20.28%		2.23%	0.00%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$11,598		$10,320		$2,801	$100
Ratio of expenses to average net assets before expense reimbursement	2.06	%*	3.68%		5.90%	0.00%
Ratio of expenses to average net assets after expense reimbursement	1.25	%*	1.25%		1.25%	0.00%
Ratio of net investment income to average net assets	0.09	%*	0.08	%(5)	0.03%	0.00%
Portfolio turnover rate	5.06	%**	21.76%		22.35%	0.00%

*	Annualized
**	Not annualized
(1)	Past performance is not predictive of future performance.
(2)	Calculated based on the average amount of shares outstanding during the period.
(3)	Commencement of operations on 12/31/10.
(4)

The amount of net gains on securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(5)

For the year ended December 31, 2012, investment income per share reflects a special dividend which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.01)%.

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Appendix 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [    ], 20[        ], by and among Transamerica Funds, a Delaware statutory trust (the “Acquiring Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series Transamerica Concentrated Growth (the “Acquiring Fund”), and The Torray Fund, a Massachusetts business trust (the “Acquired Trust”), with its principal place of business at 7501 Wisconsin Avenue, Suite 750W, Bethesda, Maryland 20814, on behalf of its series The Torray Resolute Fund (the “Acquired Fund”).

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund has been organized in order to continue the business and operations of the Acquired Fund;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transactions described herein;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the undesignated shares of beneficial interest (which are all of the shares of beneficial interest) of the Acquiring Fund (the “Acquired Fund Shares”) and the liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Trust (the “Acquired Trust Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL OF THE ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

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1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 (a) The property and assets of the Acquired Trust attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, originals or copies of or access to all books and records of the Acquired Fund, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Trust on behalf of the Acquiring Fund.

(b) The Acquired Trust will, at least thirty (30) business days prior to the Closing Date, furnish the Acquiring Fund with a list of the then-held securities of the Acquired Fund, and shall identify any investments of the Acquired Fund being fair valued by the Acquired Fund or being valued based on broker-dealer quotes.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities that are then due and payable prior to the Valuation Time.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Acquired Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Trust, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Trust, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of the Acquired Fund Shares, and (b) liquidate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by the Acquired Fund Shareholders on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or before the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust, on behalf of the Acquired Fund. The Acquiring Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Time”), computed using the valuation procedures established by the Acquired Trust Board.

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2.2 The net asset value per share of the Acquiring Fund Shares of the Acquiring Fund shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Time, computed using the valuation procedures established by the Acquiring Trust Board.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be February 28, 2014, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the Acquiring Fund Shares is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing. the Acquired Trust shall direct The Bank of New York Mellon (the “Acquired Fund Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Acquired Fund Custodian maintains as custodian for the Acquired Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for the accounts of the Acquiring Fund that the Acquiring Fund Custodian maintains as custodian for the Acquiring Fund. The Acquired Trust shall, within one business day after the Closing, deliver to the Acquiring Trust a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Trust shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Trust, within one business day after the Closing, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. With one business day after the Closing, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Trust Board with respect to the Acquiring Fund and the Acquired Trust Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 The Acquired Trust shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers, tax basis and holding period information, and backup withholding and nonresident alien withholding statuses of the Acquired Fund Shareholders as of the Valuation Time, along with documentation regarding withholding statuses (e.g., Forms W-8 and W-9) for Acquired Fund Shareholders.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Trust in Schedule 4.1 of this Agreement, the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Agreement and Declaration of Trust (the “Acquired Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of

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its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Trust. The Acquired Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Trust) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result, in a material violation of Massachusetts law or of the Acquired Trust Declaration or the by-laws of the Acquired Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Trust’s knowledge, threatened against the Acquired Trust, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by BBD, LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

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(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no outstanding assessment has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Trust that is treated as a corporation separate from any and all other series of the Acquired Trust under Section 851(g) of the Code. For each taxable year of its operation ending on or before the Closing Date, the Acquired Fund has met the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. For the taxable year that includes the Closing Date, the Acquired Fund will have met, as of the Closing Date, all requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” that the Acquired Fund is required to have met as of the Closing Date in order to maintain that qualification and treatment. For each taxable year of its operation ending on or before to the Closing Date, the Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending on or before the Closing Date, the Acquired Fund will have made such distributions, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquired Fund has no earnings and profits accumulated for any taxable year in which the provisions of Subchapter M of the Code did not apply. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends-paid deduction under Section 562 of the Code.

(m) All issued and outstanding Acquired Fund Shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of the Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Trust Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Trust, on behalf of the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transaction contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated herein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions

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from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) The Acquired Fund currently complies in all material respects with, and for the three (3) year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, the 1940 Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and for the three (3) year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with, and for the three (3) year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund during the three (3) year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under 1933 Act, the 1934 Act and the 1940 Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading.

(r) Neither the Acquired Fund nor, to the knowledge of the Acquired Trust, any “affiliated person” of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquired Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

(s) The tax representation certificate to be delivered by the Acquired Trust, on behalf of the Acquired Fund, to Bingham McCutchen LLP pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(t) There are no certificates representing ownership of Acquired Fund Shares currently outstanding.

4.2 Except as has been fully disclosed to the Acquired Trust in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Trust’s Declaration of Trust, as amended (the “Acquiring Trust Declaration”), to own all of the assets of the Acquiring Fund and to carry on its business contemplated by this Agreement. The Acquiring Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Trust. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Trust Declaration or the by-laws of the Acquiring Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to

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which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(f) The Acquiring Fund is a newly formed separate series of the Acquiring Trust that, immediately after the Reorganization, will be treated as a corporation separate from any and all other series of the Acquiring Trust under Section 851(g) of the Code.

(g) On the Closing Date, all issued and outstanding Acquiring Fund Shares will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(h) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Trust Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transaction contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(j) The Acquiring Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Acquiring Fund will not have any assets or liabilities or have carried on any business activities.

(k) Subject to the accuracy of the representations and warranties in paragraph 4.1(l), the taxable year that includes the Closing Date and for subsequent taxable periods, the Acquiring Trust reasonably expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

(l) The Post-Effective Amendments (as defined in paragraph 5.10) to be filed by the Acquiring Trust, insofar as they relate to the Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1933 Act and the 1940 Act and the rules and regulations thereunder.

(m) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquiring Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(n) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

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(o) The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the Closing pursuant to paragraph 8.5 hereof will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS

The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Trust, on behalf of the Acquired Fund, will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transaction contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Trust, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquired Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Trust, on behalf of the Acquired Fund, will provide to the Acquiring Trust such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.10 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register Acquiring Fund Shares under the 1933 Act and the 1940 Act.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the Reorganization shall be subject, at the Acquired Trust’s election, to the following conditions with respect to the Acquired Fund:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

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6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Trust shall reasonably request.

6.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the Reorganization shall be subject, at the Acquiring Trust’s election, to the following conditions with respect to the Acquiring Fund:

7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Trust shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Trust on behalf of the Acquired Fund. The Acquired Trust, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in the name of the Acquired Trust, on behalf of the Acquired Fund, by the Acquired Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Trust shall reasonably request.

7.5 The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Trust Declaration, the by-laws of the Acquired Trust, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Trust, with respect to the Acquired Fund, or the Acquiring Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Trust, on behalf of the Acquired Fund, the Acquiring Trust, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and, with respect to the Reorganization, the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund; (iii) the tax basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Asset in the hands of the Acquiring Fund, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares of the Acquiring Fund as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in connection with the transaction will be the same as the aggregate tax basis of his or her Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange; and (ix) the taxable year of the Acquired Fund will not end as a result of the Reorganization. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Dechert LLP, in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Trust, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Acquired Trust, with respect to the Acquired Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the

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description thereof in the Acquired Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable against the Acquired Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Trust Declaration or the by-laws of the Acquired Trust. Such opinion may state that it is solely for the benefit of the Acquiring Trust and the Acquiring Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Dechert LLP appropriate to render the opinions expressed therein.

8.7 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Trust Declaration or the by-laws of the Acquiring Trust. Such opinion may state that it is solely for the benefit of the Acquired Trust and the Acquired Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquired Trust and the members of the Acquired Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or the members of the Acquiring Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Trust and the members of the Acquiring Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Trust, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Trust or the members of the Acquired Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 TAM or an affiliate and Torray LLC or an affiliate will each be responsible for the expenses incurred in connection with the Reorganization (including legal, tax, proxy solicitation, printing and mailing costs as well as other costs associated with the Reorganization). All Reorganization expenses other than legal-related expenses shall be borne by the party that incurred them. Legal-

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related expenses incurred in connection with the Reorganization shall be aggregated and allocated one-half each to TAM and Torray LLC. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Trust and the Acquired Trust agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Trust, and the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) by resolution of the Acquiring Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund; or

(b) by resolution of the Acquired Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund.

12.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquiring Trust or the Acquired Trust.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Trust or the Acquired Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Florida.

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15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Trust, on behalf of the Acquired Fund, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Trust, on behalf of the Acquiring Fund, are made on a several (and not joint, or joint and several) basis.

15.6 The Acquired Trust Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the Acquired Trust Declaration, the obligations of the Acquired Trust with respect to the Acquired Fund entered into in the name or on behalf of the Acquired Trust by any of its trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of the Acquired Trust personally, but bind only the assets of the Acquired Trust belonging to the Acquired Fund, and all persons dealing with any series or funds of the Acquired Trust must look solely to the assets of the Acquired Trust belonging to such series or fund for the enforcement of any claims against the Acquired Trust.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS,

on behalf of its series Transamerica Concentrated Growth

By:
Name:
Title:

THE TORRAY FUND,

on behalf of its series The Torray Resolute Fund

By:
Name:
Title:

Solely for purposes of paragraphs 10.2 of the Agreement:

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:
Title:

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SCHEDULE 4.1

62

SCHEDULE 4.2

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Part B

TRANSAMERICA FUNDS

TRANSAMERICA CONCENTRATED GROWTH

Relating to the Acquisition of the Assets and Liabilities of

The Torray Resolute Fund

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated January 15, 2014 (the “Prospectus/Proxy Statement”), which relates to the shares of Transamerica Concentrated Growth, a newly created series of Transamerica Funds, to be issued in exchange for shares of The Torray Resolute Fund, a series of The Torray Fund. At a Special Meeting of Shareholders of The Torray Resolute Fund to be held on February 20, 2014 at 11:00 a.m. Eastern Time, shareholders of The Torray Resolute Fund will be asked to approve the reorganization of The Torray Resolute Fund with and into Transamerica Concentrated Growth, as described in the Prospectus/Proxy Statement (the “Reorganization”).

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

To obtain a copy of the Prospectus/Proxy Statement, free of charge, please write to Transamerica Concentrated Growth at the address shown above or call the number shown above.

The audited financial statements, financial highlights and related independent registered public accounting firm’s reports for The Torray Resolute Fund are contained in its Annual Report for the fiscal year ended December 31, 2012, and its Semi-Annual Report for the period ended June 30, 2013, which are each incorporated herein by reference only insofar as each relates to The Torray Resolute Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

Transamerica Concentrated Growth, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of The Torray Resolute Fund. For this reason, the financial statements of Transamerica Concentrated Growth and the pro forma financial statements of Transamerica Concentrated Growth have not been included herein.

INTRODUCTION

This SAI is intended to supplement the Prospectus/Proxy Statement relating specifically to the proposed transfer of all of the assets of The Torray Resolute Fund, and the assumption of the liabilities of The Torray Resolute Fund, by Transamerica Concentrated Growth, in exchange for shares of Transamerica Concentrated Growth. Please retain this SAI for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the additional information regarding Transamerica Concentrated Growth and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Torray Resolute Fund’s Prospectus dated May 1, 2013 (File Nos. 033-34411; 811-06096), as filed with the SEC on April 24, 2013 (Accession No. 0001193125-13-170308) is incorporated herein by reference.

2. The Torray Resolute Fund’s SAI dated May 1, 2013 (File Nos. 033-34411; 811-06096), as filed with the SEC on April 24, 2013 (Accession No. 0001193125-13-170308) is incorporated herein by reference.

3. The Torray Resolute Fund’s Prospectus and SAI Supplement, dated May 2, 2013 (File Nos. 033-34411; 811-06096), as filed with the SEC on April 24 (Accession No. 0001193125-13-170308) is incorporated herein by reference.

4. The Torray Resolute Fund’s Annual Report for the fiscal year ended December 31, 2012 (File Nos. 033-34411; 811-06096), as filed with the SEC on March 8, 2013 (Accession No. 0001193125-13-097723) is incorporated herein by reference.

5. The Torray Resolute Fund’s Semi-Annual Report for the period ended June 30, 2013 (File Nos. 033-34411; 811-06096), as filed with the SEC on June 30, 2013 (Accession No. 0001193125-13-351394) is incorporated herein by reference.

Description of the Trust

Shares of Transamerica Funds (the “Trust”), an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), are currently divided into separate series. The Trust may create additional series and classes from time to time.

This SAI relates solely to Transamerica Concentrated Growth (the “fund”). The fund will commence operations upon the completion of the Reorganization on or about March 1, 2014 and, as such, there is no historical information for fiscal years ended October 31, 2011, October 31, 2012 and October 31, 2013.

The Trust was organized as a Delaware statutory trust on February 25, 2005. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds, which was renamed Transamerica Funds on March 1, 2008. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. Prior to 2004, the Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund.

The fund is classified as diversified under the 1940 Act.

Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) is the investment adviser for the fund.

Investment Objectives, Policies, Practices and Associated Risk Factors

The investment objective of the fund and the strategies the fund employs to achieve its objective are described in the fund’s prospectus. There can be no assurance that the fund will achieve its objective.

As indicated in the section entitled “Investment Policy and Other Changes,” the fund’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the fund’s Board of Trustees without approval of shareholders. A change in the investment objective or policies of the fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.

Investment Policies

Fundamental Investment Policies

Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.

The fund has adopted, except as otherwise noted, the following fundamental policies:

1. Borrowing

The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

2. Underwriting Securities

The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

3. Making Loans

The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Senior Securities

The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

5. Real Estate

The fund may not purchase or sell real estate except as permitted by the 1940 Act.

6. Commodities

The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

7. Concentration of Investments

The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Additional Information about Fundamental Investment Policies

The following provides additional information about the fund’s fundamental investment policies. This information does not form part of the fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. The fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, MBS instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; repurchase agreements collateralized by any such obligations; and counterparties in foreign currency transactions. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. A type of investment will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The investment practices described above involve risks. Please see your fund’s prospectus and this SAI for a description of certain of these risks.

Non-Fundamental Policies

The fund has adopted the following non-fundamental policies, which may be changed by the Board of Trustees of the Trust without shareholder approval.

(A) Exercising Control or Management

The fund may not invest in companies for the purposes of exercising control or management.

(B) Illiquid Securities

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Additional Information Regarding Investment Practices

The fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the fund. Please refer to the fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.

Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of the fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.

Recent Market Events

The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and other changes in the U.S. and other countries are affecting many aspects of financial regulation. The impact of these changes and the practical implications for market participants may not be fully known for some time.

Europe: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Debt Securities and Fixed-Income Investing

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.

Consistent with each fund’s investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.

Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.

Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Mortgage-Backed Securities

Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to taxable shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.

If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.

Asset-Backed Securities

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.

Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.

Corporate Debt Securities

Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Commercial Paper

Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Bank Obligations

Bank obligations include dollar-denominated certificates of deposit, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities

Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a tax on the fund, each fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Repurchase Agreements

In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.

High Yield Securities

Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.

Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.

Distressed Debt Securities

Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Defaulted Securities

Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

The funds will limit holdings of any such securities to amounts that their respective sub-advisers believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Securities

U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Although the interest paid on municipal securities is generally excluded from gross income, a fund’s distributions of interest paid on municipal securities will be taxable to shareholders unless the fund reports the distributions as exempt-interest dividends. Exempt-interest dividends may be taken into account for purposes of the federal individual and corporate alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the AMT. Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s exempt-interest dividends are derived from interest on private activity bonds. Although exempt-interest dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, exempt-interest dividends derived from interest income on municipal obligations issued in 2009 and 2010 generally are not included in the current earnings adjustment.

Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality’s general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.

Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

Loan Participations and Assignments

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

Subordinated Securities

Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Participation Interests

A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.

Unsecured Promissory Notes

A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.

Guaranteed Investment Contracts

A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Credit-Linked Securities

Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Event-Linked Bonds

A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.

Equity Securities and Related Investments

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.

Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Warrants and Rights

A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.

Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Derivatives

The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.

A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•	A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•	A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•	Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a fund.

•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.

•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains.

•	Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a fund might be in a better position had it not attempted to hedge at all.

•	Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•	Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•	Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of income that would be subject to tax when distributed by a fund to taxable shareholders.

Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.

Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.

A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.

Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Foreign Securities

The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.

A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.

The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.

Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.

A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Other Investments

Illiquid Securities

An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is being carried on the fund’s books. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the 1933 Act. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the funds’ sub-advisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Commodities and Natural Resources

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

Commodity-Linked Investments

A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund’s commodity-linked investments may be expected to underperform an investment in traditional securities.

Hybrid Instruments

Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.

Passive Foreign Investment Companies

Certain foreign investment funds or trusts called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, each fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. A fund will be required to distribute each year any resulting income even though it has not actually sold the security and received cash to pay such distributions. A fund might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a fund’s expenses could be allocated and to reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Master Limited Partnerships

Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP I-Shares: I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

Energy Infrastructure Companies: Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).

Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.

A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.

Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.

Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Other Investment Companies

Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.

Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.

Exchange-Traded Funds (“ETFs”): ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

Exchange-Traded Notes (“ETNs”)

ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Dollar Roll Transactions

“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.

Short Sales

In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.

Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.

A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.

International Agency Obligations

Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

When-Issued, Delayed Settlement and Forward Delivery Securities

Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

Additional Information

Temporary Defensive Position

At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements: A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Lending

Consistent with applicable regulatory requirements and the limitations as set forth in each fund’s investment restrictions and policies, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

Voluntary Actions

From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Portfolio Turnover

Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Historical turnover rates are included in the Financial Highlights tables in the prospectus. Financial Highlights are not included in the fund’s prospectus as the fund had not yet commenced operations prior to the date of the prospectus.

Disclosure of Portfolio Holdings

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.

The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of Transamerica or its affiliates are addressed in a manner that places the interests of fund shareholders first.

The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

The funds publish all holdings on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
Morningstar Associates, LLC	Daily
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying funds for certain asset allocation funds.

In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund, provided that the information has been publicly disclosed (via the funds’ website or otherwise):

•	Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•	Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•	Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•	Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.

The Board and an appropriate officer of the Investment Adviser’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.

Morningstar Associates, LLC, the portfolio construction manager of certain asset allocation funds, receives portfolio holdings information to assist in the selection of underlying funds for those asset allocation funds. Information concerning the portfolio holdings of certain portfolios may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Morningstar Associates, LLC and each applicable Transamerica insurance company have signed confidentiality agreements.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.

Certain information in the above section may not apply to all of the Trusts managed by the Investment Adviser.

Commodity Exchange Act Registration

The fund is operated by the Investment Adviser pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) with respect to the fund under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation with respect to the fund under the CEA. The fund is limited in its ability to enter into commodity interests positions subject to Commodity Futures Trading Commission (“CFTC”) jurisdiction.

The fund and the Investment Adviser are continuing to analyze the effect of these rules changes on the fund.

Management of the Trust

Board Members and Officers

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 172 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management

(2009 – present);

Chairman (2013 – present), Board Member (2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS (2012 – present);

Chairman (2013 – present), Board Member (2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”)

(2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (2012 – present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Director, Aegon Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present); Vice President, Money Services, Inc.

(2011 – present);

Director, Aegon Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation

(2010 – present);

Director and President, Transamerica Advisors Life Insurance Company

				172	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Thomas A. Swank (continued)

(2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York

(2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company

(2009 – present);

Director, Transamerica Capital, Inc.

(2009 – present); and President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer

(2006 – 2007), Senior Vice President, Chief Financial Officer

(2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief

Investment Officer (1997 – 2000), and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	172	First Allied Holdings Inc. (2013 – present)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and	172	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Sandra N. Bane (continued)			Partner, KPMG (1975 – 1999).
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS

(2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets)

(1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				172	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	172	N/A
Russell A. Kimball, Jr (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS	172	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Russell A. Kimball, Jr (continued)			(2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	172	N/A
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	172	Buena Vista University Board of Trustees (2004 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	172	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	172	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief	172	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)			Compliance Officer, William R. Hough & Co. (securities dealer) (1979 –2004); and Treasurer, The Hough Group of Funds (1993 – 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Officers

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 –2012); and

Managing Director, Bear Stearns Asset Management (2001 –2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present); Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 –present);

Director, Deutsche Asset Management (1998 – 2006); and Corporate Associate, Ropes & Gray LLP (1995 –1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012	Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Senior Vice President and Chief Investment Officer,

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Todd R. Porter (continued)			Asset Allocation (2012 – present), TAM; Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).
Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF

(2007 – present);

Vice President and Chief Investment Officer (2007 – 2010);

Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President

(2006 –present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Erin E. King (1976)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Since 2013

Vice President, Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Vice President, Chief Compliance Officer and Chief Risk Officer, TAM (2013 – present);

Vice President, TFS (2013 – present);

Managing Director and Chief Compliance Officer, Guggenheim Partners Investment Management, LLC (2007 – 2013);

Regulatory Affairs Compliance Officer, Western Asset Management Company (2004 – 2007);

Compliance Officer, Citigroup Asset Management (2002 – 2004); and

Compliance Examiner, National Association of Securities Dealers (now, FINRA) (1999 – 2002).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010);

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Sarah L. Bertrand (continued)

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); and Vice President and Senior Counsel, TAM (2008 – present).
Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York (2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present); and

Assistant General Counsel, The Hartford (2004 – 2012).

Maria P. Sell (1978)	Assistant Treasurer	Since 2013

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Fund Administration, TAM (2012 - present);

Vice President, Fund Administration, J.P. Morgan (2010 – 2012); and Assurance Manager, PricewaterhouseCoopers LLP
(2006 – 2010).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Each of the Board Members, other than Mr. Jennings, Mr. Swank and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Swank and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into Transamerica Mutual Funds. Mr. Jennings joined the Board in 2009. Mr. Swank and Mr. Warrick joined the Board in 2012.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Swank and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Swank and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Swank, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Swank, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Swank serves as Chairman of the Board. Mr. Swank is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Members act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.

Board Committees

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.

The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Risk Oversight

Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2012, the Audit Committee met 6 times and the Nominating Committee met 1 time.

Trustee Ownership of Equity Securities

The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Mutual Funds, owned by each current Trustee as of December 31, 2012.

	Interested Trustees		Independent Trustees
Fund	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Arbitrage Strategy	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Conservative Portfolio	None	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Growth Portfolio	None	None	None	None	None	$10,001 – $50,000	None	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Growth Portfolio	None	None	None	None	None	Over $100,000	None	$50,001– $100,000	None	None	Over $100,000
Transamerica Asset Allocation–Moderate Portfolio	None	None	None	None	None	Over $100,000	None	None	None	None	None
Transamerica Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica Capital Growth	None	None	None	None	None	$50,001 – $100,000	None	None	None	None	None
Transamerica Commodity Strategy	None	None	None	None	None	None	None	None	None	None	None
Transamerica Core Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica Developing Markets Equity	None	None	None	None	None	None	None	None	None	None	None
Transamerica Diversified Equity	None	None	None	None	None	Over $100,000	None	None	None	None	None
Transamerica Dividend Focused	None	None	None	None	None	Over $100,000	None	None	None	None	None
Transamerica Emerging Markets Debt	None	None	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Equity	None	None	None	None	None	None	None	None	None	None	None
Transamerica Enhanced Muni	None	None	None	None	None	None	None	None	None	None	None
Transamerica Flexible Income	None	None	None	None	None	$1 – $10,000	None	None	None	None	None

	Interested Trustees		Independent Trustees
Fund	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Global Allocation	None	None	None	None	None	None	None	None	None	None	None
Transamerica Global Macro	None	None	None	None	None	None	None	None	None	None	None
Transamerica Global Real Estate Securities	None	None	None	None	None	None	None	None	None	None	None
Transamerica Growth	None	None	None	None	None	None	None	None	None	None	None
Transamerica Growth Opportunities	None	None	None	$10,001 – $50,000	None	$50,001 – $100,000	None	None	None	None	None
Transamerica High Yield Bond	None	None	None	None	None	$1 – $10,000	None	$10,001 - $50,000	None	None	None
Transamerica Income & Growth	None	None	None	None	None	None	None	None	None	None	None
Transamerica International	None	None	None	None	None	None	None	None	None	None	None
Transamerica International Bond	None	None	None	None	None	None	None	None	None	None	None
Transamerica International Equity	None	None	None	$50,001 – $100,000	None	None	None	None	None	None	None
Transamerica International Equity Opportunities	None	None	None	None	None	None	None	None	None	None	None
Transamerica International Small Cap	None	None	None	None	None	None	None	None	None	None	None
Transamerica International Small Cap Value	None	None	None	None	None	None	None	None	None	None	None
Transamerica International Value Opportunities	None	None	None	None	None	None	None	None	None	None	None
Transamerica Large Cap Growth	None	None	None	None	None	None	None	None	None	None	None
Transamerica Large Cap Value	None	None	None	None	None	None	None	None	None	None	None
Transamerica Long/Short Strategy	None	None	None	None	None	None	None	None	None	None	None
Transamerica Managed Futures Strategy	None	None	None	None	None	None	None	None	None	None	None

	Interested Trustees		Independent Trustees
Fund	Thomas A. Swank	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Russell A. Kimball, Jr.	Eugene M. Mannella	Norman R. Nielsen	Joyce G. Norden	Patricia L. Sawyer	John W. Waechter
Transamerica Mid Cap Value	None	None	None	None	None	None	None	None	None	None	None
Transamerica Money Market	None	None	None	None	None	$1 – $10,000	None	None	None	None	None
Transamerica Multi-Managed Balanced	None	None	None	None	None	$50,001 – $100,000	None	$10,001 – $50,000	None	None	None
Transamerica Multi-Manager Alternative Strategies Portfolio	$10,001 – $50,000	None	None	None	None	None	None	$10,001 – $50,000	None	None	None
Transamerica Multi-Manager International Portfolio	None	None	None	None	None	None	None	None	None	None	Over $100,000
Transamerica Real Return TIPS	None	None	None	None	None	None	None	None	None	None	None
Transamerica Select Equity	None	None	None	None	None	None	None	None	None	None	None
Transamerica Short-Term Bond	None	None	None	$50,001 – $100,000	None	Over $100,000	None	None	None	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	None	None	None	None
Transamerica Small Cap Value	None	None	None	None	None	None	None	None	None	None	None
Transamerica Small/Mid Cap Value	None	None	None	$50,001 – $100,000	None	None	None	None	None	None	None
Transamerica Tactical Allocation	None	None	None	None	None	None	None	None	None	None	None
Transamerica Tactical Income	None	None	None	None	None	None	None	None	None	None	None
Transamerica Tactical Rotation	None	None	None	None	None	None	None	None	None	None	None
Transamerica Total Return	None	None	None	None	None	None	None	None	None	None	None
Transamerica Value	None	None	None	None	None	None	None	None	None	None	None

Transamerica Mutual Funds
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Thomas A. Swank	Over $100,000
Alan F. Warrick	Over $100,000
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	Over $100,000
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	$50,001-$100,000
Joyce G. Norden	None
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000

As of December 31, 2012, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds except as follows: Joyce G. Norden may have been deemed to be a beneficial owner of securities issued by JPMorgan Chase & Co. (“JPMorgan”) as a result of beneficial ownership by an immediate family member of debt securities issued by JPMorgan. As of December 31, 2012, her immediate family member’s holdings of securities issued by JPMorgan (2.00% Notes due 2017) had a market value of $35,752.50. In each case, the amount of securities owned by Ms. Norden’s immediately family member represented substantially less than one percent of the total principal amount of the applicable debt offering. The securities were disposed of after December 31, 2012 and prior to the date of this SAI. JPMorgan is a controlling person of J.P. Morgan Investment Management Inc., sub-adviser to Transamerica Core Bond, Transamerica Long/Short Strategy, Transamerica Mid Cap Value, and Transamerica Multi-Managed Balanced.

Trustee Compensation

Independent Board compensation is determined as follows: Independent Board Members receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Mutual Funds, as well as $8,800 for each regularly scheduled meeting attended and each special meeting requiring an in-person quorum (whether attended in-person or telephonically). The Independent Board Members receive $4,400 for each telephonic meeting attended.

The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.

The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $20,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to an Interested Trustee and officers are paid by TAM or an affiliate and not by the Trust, except for the Chief Compliance Officer.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as a Board Member. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Board Members.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

Compensation Table

The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2012. Interested Trustees are not compensated by the funds. Mr. Warrick is compensated for his Board service by TAM or an affiliate of TAM.

Name	Aggregate Compensation Transamerica Concentrated Growth	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid To Trustee from Transamerica Mutual Funds
Trustee
Sandra N. Bane	N/A	—	$194,400
Leo J. Hill	N/A	—	$234,400
David W. Jennings	N/A	—	$194,400
Russell A. Kimball, Jr.	N/A	—	$194,400
Eugene M. Mannella	N/A	—	$190,000
Norman R. Nielsen	N/A	—	$194,400
Joyce G. Norden	N/A	—	$194,400
Patricia L. Sawyer	N/A	—	$194,400
John W. Waechter	N/A	—	$214,400

*	Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2012 were as follows: Sandra N. Bane, $0; Leo J. Hill, $9,537 David W. Jennings, $0; Russell A. Kimball, Jr., $16,246; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $1,585; and John W. Waechter, $0.

Shareholder Communication Procedures with the Board of Trustees

The Board of Trustees (the “Board”) of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees

Transamerica Funds

c/o Secretary

570 Carillon Parkway

St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

Code of Ethics

The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Proxy Voting Policies and Procedures

TAM exercises voting discretion for Transamerica Multi-Manager Alternative Strategies Portfolio. The respective sub-advisers determine how to vote proxies relating to securities held by the remainder of the funds. The proxy voting policies and procedures of TAM and the sub-advisers are attached hereto as Appendix A.

TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

I. Statement of Principle

The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.

II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each fund delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each fund, which in turn delegates proxy voting authority for most funds of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees (“Board”) of each fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.

III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV. Securities on Loan

The Board has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Investment Advisory and Other Services

The Investment Adviser

The Trust has entered into an Investment Advisory Agreement (“Advisory Agreement”), on behalf of each fund with TAM. TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective fund’s investments and conducts its investment program. TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of any such fund without the use of a sub-adviser.

TAM provides continuous and regular investment advisory services to the funds. When acting as a manager of managers, TAM provides advisory services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the funds’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board of Trustees, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services.

The Investment Adviser is directly owned by Western Reserve Life Assurance Company of Ohio (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.

Advisory Agreement

TAM has agreed, under each fund’s Advisory Agreement, subject to the supervision of the fund’s Board, to regularly provide the fund with investment research, advice, management and supervision and furnishes a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.

As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of each fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Advisory Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.

The Advisory Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.

Each Advisory Agreement provides that TAM may render services to others. Under each fund’s Advisory Agreement, TAM assumes no responsibility other than to render the services called for by the Advisory Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Each Advisory Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

Investment Adviser Compensation

TAM receives compensation calculated daily and paid monthly from the funds. The Advisory fees each fund paid, as a percentage of each fund’s average daily net assets, are included in the fund’s prospectus.

Fund Name	Percentage of Average Daily Net Assets
Transamerica Concentrated Growth	0.65% of the first $650 million 0.63% over $650 million up to $1.15 billion 0.575% in excess of $1.15 billion

Expense Limitation

TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business) exceed a certain percentage of the fund’s average daily net assets (“expense cap”). The funds may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the funds’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement.

Currently, each fund is included in the 36-month reimbursement arrangement.

The applicable expense caps for each of the funds are listed in the following table.

Fund Name	Expense Cap	Expiration Date of Expense Cap
Transamerica Concentrated Growth	0.95%	March 1, 2015

Advisory Fees Paid by the Fund

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011.

Conflicts of Interest

TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than that of managing the funds. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.

Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who perform the day-to-day management of the Other Accounts, and in other cases Transamerica itself performs the day-to-day management. Certain Other Accounts have investment objectives similar to those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.

The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.

Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. This differential in compensation may create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.

Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds and Other Accounts on which fees are being charged.

Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. TAM also acts as an investment adviser with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models may impact Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the Other Accounts may be influenced by these factors. For example, the Other Accounts or the models being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both, including certain of the funds, and TAM is subject to conflicts of interest in allocating the funds of fund’s assets among the underlying funds. Certain of the funds of funds are underlying investment options for Transamerica insurance products. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. The affiliates of certain underlying unaffiliated funds also make revenue sharing payments to Transamerica. Such payments are generally made in exchange for distribution services provided to the fund of funds, but may also be compensation for services provided to investors. In addition, TAM may have an incentive to allocate the fund of fund’s assets to those underlying funds for which the net advisory fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser.

TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net advisory fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. TAM has a fiduciary duty to act in the best interests of a fund or Other Account and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund or Other Account or a fund combination.

Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).

Sub-Adviser

Each sub-adviser listed below serves, pursuant to a Sub-Advisory Agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the Sub-Advisory Agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by the Investment Adviser and the Board of Trustees, the sub-advisers are responsible for the day-to-day management of the fund(s) the Investment Adviser assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its Sub-Advisory Agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.

Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

Each sub-adviser is a registered investment adviser under the 1940 Act.

Aegon USA Investment Management, LLC, located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. Aegon USA Investment Management, LLC is also an affiliate of Transamerica Flexible Income, Transamerica Floating Rate, Transamerica High Yield Bond, Transamerica Intermediate Bond, Transamerica Money Market, Transamerica Multi-Managed Balanced, Transamerica Opportunistic Allocation, Transamerica Short-Term Bond, Transamerica Tactical Allocation, Transamerica Tactical Income and Transamerica Tactical Rotation.

TAM, not the funds, pays the sub-advisers for their services.

The sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the fund’s average daily net assets:

Fund	Sub-Adviser	Sub-Advisory Fee
Transamerica Concentrated Growth	Torray LLC	0.25% of the first $150 million 0.22% over $150 million up to $650 million 0.20% over $650 million up to $1.15 billion 0.175% in excess of $1.15 billion(1)

(1) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with a similar mandate of Transamerica Series Trust.

Sub-Advisory Fees Paid

The fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011.

Portfolio Manager Information

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

Administrative Services

The Trust has entered into an Administrative Services Agreement (“Administration Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, an affiliate of TAM.

TFS provides supervisory and administrative services to each fund. TFS’s supervisory and administrative services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the fund by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the fund from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the fund’s custodian and its dividend disbursing agent and monitoring their services to the fund; assisting the fund in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the fund. TFS pays all expenses it incurs in connection with providing these services in the Administration Agreement with the exception of the costs of certain services specifically assumed by the funds. State Street performs back office services to support TFS, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.

TFS has agreed to render in good faith the services specified in the Administration Agreement and is not liable for any error of judgment or mistake of law, or for any act or omission in the performance of those services, provided that nothing in the Agreement protects TFS against any liability to a fund to which TFS otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Administration Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TFS, or by TFS upon 60 days’ written notice to the fund.

The funds, other than the Asset Allocation funds, each pay 0.025% of their daily net assets to TFS for such administrative services. The fee is 0.0175% of daily net assets for the Asset Allocation funds.

The fund had not commenced operations prior to the date of this SAI, and as such there is no historical fee information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011.

Transfer Agent

TFS is the transfer agent, withholding agent and dividend disbursing agent for each fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of Aegon N.V.; and thus TFS is an affiliate of TAM. The Transfer Agent maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to Boston Financial Data Services, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169.

For its services as transfer agent, TFS receives fees from the fund (by share class) as follows:

Class I*
Open Direct Account	$21.00
Open Networked Account	$8.00
Closed Account	$1.50
Sub-Transfer Agent and Omnibus Intermediary Fees	10 bps

*	Applicable out-of pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.

Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

The fund had not commenced operations prior to the date of this SAI, and as such there is no historical fee information for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011.

Custodian

State Street, located at 200 Clarendon Street, 16th Floor, Boston, MA 02116, serves as the Trust’s custodian.

State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02166 serves as the Trust’s independent registered public accounting firm.

Distributor and Distribution Plan

Distributor

Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.

The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.

“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no information is shown.

Underwriting Commission

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2013	2012	2011	2013	2012	2011
Transamerica Concentrated Growth	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2013
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Concentrated Growth	N/A	N/A	N/A	N/A

Purchase, Redemption and Pricing of Shares

Shareholder Accounts

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.

Purchase of Shares

Class I Shares

As stated in the prospectus, the fund currently offers Class I shares.

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, financial intermediaries that submit trades on behalf of underlying investors Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

The fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamericafunds.com.

Retirement Plans

Class I

Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.

Redemption of Shares

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class I shares are not subject to the contingent deferred sales charge.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

Net Asset Valuation (“NAV”) Determination

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.

For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purpose of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-

counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Brokerage

Subject to policies established by the Board of Trustees and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities. Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-advisers by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In reliance on the “safe harbor” provided by Section 28(e) of the 1934 Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.

The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.

Brokerage Commissions Paid

There were no brokerage commissions paid during the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011, as the fund had not yet commenced operations.

Affiliated Brokers

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-advisers for the fiscal year ended October 31, 2013, as the fund had not yet commenced operations.

Directed Brokerage

A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions with broker/dealers with which the Trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund.

Under the Directed Brokerage Program, the commissions paid by a fund shall be applied to the payment only of expenses that would otherwise be borne by the fund paying the commission. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. In the case of any fund that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any “affiliate” of TAM or the Trust, as such term is defined in the 1940 Act) pursuant to which TAM (or its affiliates) has agreed to waive amounts otherwise payable by the fund to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the fund to a lower level than the fund would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

There were no brokerage commissions directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2013, as the fund had not yet commenced operations.

Securities of Regular Broker Dealers

The fund did not purchase securities issued by regular broker-dealers of the Transamerica funds during the fiscal year ended October 31, 2013, as the fund had not yet commenced operations.

Principal Shareholders and Control Persons

Principal Shareholders

Ownership information is not provided for the fund, as it had not commenced operations as of the date of this SAI.

Further Information About the Trust and Fund Shares

Transamerica Funds is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007.

The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest are divided into six classes: Class A, Class C, Class I, Class I2, Class R and Class T. Not all Transamerica Funds offer all classes of shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C and Class R shares are subject to ongoing distribution and service fees and Class I, Class I2 and Class T shares have no annual distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege.

As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment.

Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were redesignated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares.

Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.

Dividends and Other Distributions

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be subsequent to the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C and Class R shares of a fund are anticipated to be lower than the per share income dividends on Class A, Class I, Class I2 and Class T shares of that fund as a result of higher distribution and service fees applicable to Class B, Class C, and Class R shares.

Taxes

Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a fund is generally permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. A fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Capital loss carryforwards generated in taxable years that began after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years that began on or before December 22, 2010. It is possible that capital loss carryforwards from taxable years that began on or before December 22, 2010 may expire unused. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, (2) “exempt-interest dividends”, as discussed below, or (3) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). Transamerica Enhanced Muni and Transamerica High Yield Muni expect to distribute exempt-interest dividends, which are generally exempt from regular federal income tax but may be subject to state and local taxes and may be a tax preference item for purposes of the AMT. The other funds do not expect to be able to distribute exempt-interest dividends.

If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends or as exempt-interest dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%.

Except for “exempt-interest dividends,” as described below, other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s AMT liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution unless the distribution is an exempt-interest dividend.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account for this purpose.

If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The Code permits tax-exempt interest received by a fund to flow through as tax-exempt “exempt-interest dividends” to the fund’s shareholders if the fund qualifies as a regulated investment company and at least 50% of the value of its total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of Transamerica Enhanced Muni’s and Transamerica High Yield Muni’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by Transamerica Enhanced Muni and Transamerica High Yield Muni as an exempt-interest dividend under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for individuals or entities that are subject to the AMT. Transamerica Enhanced Muni and Transamerica High Yield Muni do not intend to invest in “private activity bonds” that generate interest constituting an item of tax preference for individuals or entities that are subject to the AMT. All exempt-interest dividends may result in or increase a corporate shareholder’s liability for the AMT. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the AMT.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a fund distributing exempt-interest dividends will not be deductible for U.S. federal income tax purposes to the extent the indebtedness is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. A fund distributing exempt-interest dividends may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by a fund.

Transamerica Enhanced Muni and Transamerica High Yield Muni may each from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., it may purchase, hold and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and future transactions. Transamerica Enhanced Muni’s and Transamerica High Yield Muni’s distributions of such gain or income will not constitute exempt-interest dividends and accordingly will be taxable under the generally applicable rules described above.

Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An Asset Allocation fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. An Asset Allocation fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Asset Allocation fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Asset Allocation fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an Asset Allocation fund and therefore may not be offset by any short-term capital losses incurred by that Asset Allocation fund. Thus, an Asset Allocation fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation funds could adversely affect the amount, timing and character of distributions to their shareholders.

The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.

If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Master Limited Partnerships: A fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity receiving tax treatment as a partnership under the Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. An entity that is treated as a partnership for federal income tax purposes generally is not itself subject to federal income tax. Instead, each partner in the partnership is generally required to take into account its distributive share of items of the partnership’s income, gain, loss, deduction, and credit for each taxable year substantially as though such items had been realized directly by the partner and without regard to whether the partnership distributes any amount to its partners. To qualify for that treatment, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

Depreciation or other cost recovery deductions passed through to a fund from any investments in MLPs in a given year will generally reduce that fund’s taxable income, but those deductions may be recaptured in that fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund recognizing recapture income at the time the deductions were taken by that fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.

Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.

The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.

Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.

Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.

Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions, exempt interest dividends and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Cost Basis: Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday between 8:00 a.m. and 7:00 p.m. (Eastern Time). Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.

Taxation of Non-U.S. Shareholders: Dividends from net investment income (other than, in general, exempt-interest dividends) that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For fund taxable years beginning before January 1, 2014, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the United States” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. Exempt-interest dividends may be exempt from this withholding tax. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.

Financial Statements

The audited financial statements and financial highlights for the Trust as of October 31, 2013 (except as noted below) have been filed with the SEC as part of the annual report of the Trust on January 3, 2014 (SEC Accession # 0001193125-14-001687), and are hereby incorporated by reference into this SAI.

Transamerica Concentrated Growth acquired the assets and assumed the liabilities of The Torray Resolute Fund (the “predecessor fund”), a separate series of The Torray Fund, on February 28, 2014. For financial statement purposes, The Torray Resolute Fund is the accounting survivor. As accounting survivor, the operating history of The Torray Resolute Fund will be used for financial reporting purposes. The Torray Resolute Fund’s financial statements and financial highlights for the fiscal year ended December 31, 2012 have been audited by BBD, LLP, independent registered certified public accounting firm, and are incorporated herein by reference. The Annual Report was filed with the SEC on March 8, 2013 (Accession No. 0001193125-13-097723) and is available without charge upon request by calling Customer Service at (888) 233-4339.

Appendix A – Proxy Voting Policies

Transamerica Asset Management, Inc.

Proxy Voting Policies and Procedures (“TAM Proxy Policy”)

I. PURPOSE

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM’S ADVISORY ACTIVITIES

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. SUMMARY OF THE TAM PROXY POLICY

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Glass, Lewis & Co., LLC. (“Glass Lewis”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V. ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES

A. Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

B. Initial Review

1. The Proxy Administrator will collect from each Sub-Adviser:

a)	its Sub-Adviser Proxy Policy;

b)	a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c)	a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a)	whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b)	whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c)	whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C. Subsequent Review

TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D. Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as Glass Lewis), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM EXERCISE OF PROXY VOTING AUTHORITY

A. Use of Independent Third Party

If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of Glass Lewis or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B. Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C. Asset Allocation Portfolios

For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII. CONFLICTS OF INTEREST BETWEEN TAM OR ITS AFFILIATES AND THE FUNDS

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. RECORDKEEPING

A. Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

1.	the TAM Proxy Voting Policy; and

2.	records of Fund client requests for TAM proxy voting information.

B. Records for TAM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1.	proxy statements received regarding matters it has voted on behalf of Fund clients;

2.	records of votes cast by TAM; and

3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C. Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1.	each Sub-Adviser Proxy Policy; and

2.	the materials delineated in Article V above.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D. Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. PROVISION OF TAM PROXY POLICY TO FUND CLIENTS

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: July 1, 2012

TORRAY LLC

PROXY VOTING POLICY AND PROCEDURES

GOVERNING STANDARDS

This Proxy Voting Policy and Procedures (the “Policy”) has been adopted by TORRAY LLC (“TORRAY”) to comply with Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”). The Policy, which has been designed to ensure that TORRAY votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures that have been reasonably designed to prevent and detect fraudulent, deceptive or manipulative acts by TORRAY and its advisory affiliates.1

LEGAL REQUIREMENTS

The Rule states that it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of
Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:

(a)	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients;

(b)	Discloses to clients how they may obtain information from the adviser about how it voted with respect to their securities; and

(c)	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with their obligations under the Rule, TORRAY has designed and adopted the following procedures to ensure that client proxies are voted in the best interest of clients at all times.

POLICY

The Policy applies to those client accounts that contain voting securities and for which TORRAY has authority to vote client proxies. The Policy will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

When voting proxies for client accounts, TORRAY’s primary objective is to make voting decisions in the interest of maximizing shareholder value. To that end, TORRAY will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

In certain situations, a client or its fiduciary may provide TORRAY with a statement of proxy voting policy or guidelines. In these situations, TORRAY shall seek to comply with such policy or guidelines to the extent that it would not be inconsistent with applicable regulation or its fiduciary responsibilities.

PROCEDURES

A.	TORRAY votes proxies for all clients. TORRAY will maintain a list of all clients for which it does not vote proxies. The list will be maintained electronically and updated by an individual delegated by TORRAY’s Chief Compliance Officer (“CCO”) on an as-needed basis.

B.	TORRAY shall ensure that it is the designated party to receive proxy voting materials from companies or intermediaries. Such entities shall be instructed to direct all proxy voting materials to TORRAY’s CCO or delegated individual.

C.	TORRAY subscribes to the Broadridge Proxy Edge® service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of TORRAY’s proxy voting function.

D.	Proxy Edge® informs TORRAY of when it is required to vote a particular proxy on behalf of its clients. However, TORRAY retains all decision making authority with respect to the voting of client proxies and casts such proxy votes in an electronic format via the Internet over Proxy Edge’s® website.

E.	TORRAY’s CCO or delegated individual will provide all proxy solicitation information and materials to the appropriate investment personnel of TORRAY (i.e., portfolio managers, analysts, etc.) for their review and consideration.

F.	In general, TORRAY shall support management if management’s position appears reasonable and is not detrimental to the long-term equity ownership of the corporation. This procedure should not be interpreted as a predetermined policy to vote in favor of the management of companies held in client portfolios. As noted by the SEC in Advisers Act Release No. 2106, the fiduciary duty that TORRAY owes its clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, TORRAY shall review all client proxies in accordance with the general principles outlined above.

1 A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

G.	If TORRAY finds that, for a particular security, management’s position on resolutions cannot be supported consistently, TORRAY shall review the quality of management and the projected future expectations of the issuer to determine whether TORRAY should sell its equity interest in such company.

H.	TORRAY’s investment personnel shall be responsible for making voting decisions with respect to all client proxies. Such decisions shall then be forwarded to TORRAY’s CCO or delegated individual, who will then ensure that such proxy votes are submitted in a timely manner.

I.	TORRAY’s CCO may delegate the actual voting of client proxies to any of TORRAY’s employees who are familiar with Broadridge’s Proxy Edge® service.

J.	TORRAY is not required to vote every client proxy and refraining from voting should not be construed as a violation of TORRAY’s fiduciary obligations. TORRAY shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

K.	TORRAY’s CFO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which TORRAY believes it may be in its clients’ best interest for TORRAY not to vote a particular proxy. TORRAY’s CCO shall maintain documentation of any cost-benefit analysis with respect to client proxies that are not voted by TORRAY.

L.	TORRAY’s CCO will report any attempts by any of TORRAY personnel to influence the voting of client proxies in a manner that is inconsistent with TORRAY’s Policy. Such report shall be made to TORRAY’s President, or if the President is the person attempting to influence the voting, then to the TORRAY’s outside counsel.

MATERIAL CONFLICTS OF INTEREST

A.	General: As noted previously, TORRAY will vote its clients’ proxies in the best interest of its clients and not its own. In voting client proxies, TORRAY shall avoid material conflicts of interest between the interests of TORRAY on the one hand and the interests of its clients on the other.

B.	Potential Material Conflicts of Interest: TORRAY is aware of the following potential material conflicts that could affect TORRAY’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting client proxies. TORRAY acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence TORRAY with respect to a proxy vote related to such relationship, is sufficient for a material conflict to exist.

•	Example Conflict No. 1: A client of TORRAY is affiliated with an issuer that is held in TORRAY’s client portfolios. For example, XYZ’s pension fund may engage TORRAY to manage its assets. XYZ is a public company and TORRAY’s clients hold shares of XYZ. This type of relationship may influence TORRAY to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue to engage TORRAY.

•	Example Conflict No. 2: A client of TORRAY is an officer or director of an issuer that is held in TORRAY’s client portfolios. Similar conflicts of interest exist in this relationship as discussed above in Example Conflict No. 1.

•	Example Conflict No. 3: TORRAY’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a TORRAY employee may be a high-level executive of an issuer that is held in TORRAY’s Funds. The spouse could attempt to influence TORRAY to vote in favor of management.

C.	Determining the Materiality of Conflicts of Interest: Determinations as to whether a conflict of interest is material will be made after internal discussion among members of a committee that will include, at a minimum, TORRAY’s President and CCO. Where the President, CCO or any other member of the committee has a direct connection to the conflict in question, that person will be recused from the materiality discussion. Among the factors to be considered in determining the materiality of a conflict include whether the relevant client relationship accounts for a significant percentage of TORRAY’s annual revenues, or the percentage of TORRAY’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of TORRAY’s clients. All materiality deliberations will be memorialized in writing by the committee.

If the committee determines that the conflict in question is not material, TORRAY will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, TORRAY will obtain the informed consent of the affected clients as to the fact that a material conflict exists in voting the client’s proxy in the manner favored by TORRAY. If obtaining such consent from any client is impracticable or undesirable, TORRAY shall engage Institutional Shareholder Services (“ISS”), an independent proxy voting advisory and research firm, and vote the client(s) proxy in accordance with the published recommendation of ISS. Any vote recommended by ISS is binding and may not be overridden by TORRAY.

RECORDKEEPING

A.	General: In accordance with Rule 204-2(c)(2) under the Advisers Act, TORRAY shall maintain the following documents in an easily accessible place for five years, the first two in an appropriate office of TORRAY:

•	Proxy voting policies and procedures;

•	Proxy statements received regarding client securities;

•	Records of votes cast on behalf of clients;

•	Records of client requests for proxy voting information; and

•	Any documents prepared by TORRAY that were material to making a decision how to vote, or that memorialized the basis for the decision.

In lieu of maintaining its own copies of proxy statements as noted above, TORRAY may rely on proxy statements filed on the SEC’s EDGAR system (See ). Additionally, TORRAY may rely on proxy statements and records of proxy votes cast by TORRAY that are maintained with a third party, such as Broadridge.

All proxy votes will be recorded with Broadridge, or if Broadridge does not hold the information, on the Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares TORRAY is voting on a firm-wide basis;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not TORRAY cast its votes on the matter;

•	How TORRAY cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether TORRAY cast its vote with or against management; and

•	Whether any client requested an alternative vote on its proxy.

B.	Conflicting Votes: In the event that TORRAY votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires TORRAY to vote a certain way on an issue, while TORRAY deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

C.	Client Request to Review Votes: Any request, whether written (including e-mail) or oral, received by any of TORRAY’s employees, must be promptly reported to TORRAY’s CCO. All written requests must be retained in TORRAY’s proxy voting file. The following additional procedures shall be followed with respect to a client request to review proxy voting information:

TORRAY’s CCO shall record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) on the document included at Exhibit B entitled Client Requests for Proxy Information or in another suitable place.

TORRAY shall provide the information requested, free of charge, to the client within a reasonable time period (no more than 10 business days) for their review. A copy of the information sent to the client will be maintained in the permanent file.

Clients are permitted to request, and TORRAY is required to distribute, the proxy voting record for such client for the five (5) year period prior to their request.

Appendix B – Portfolio Managers

In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund’s most recent fiscal year end, except as otherwise noted.

The following table lists the number and types of other accounts managed by the portfolio manager and assets under management in those accounts as of October 31, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Nicholas C. Haffenreffer	0	$0	3	$41.8 million	86	$158 million

Conflict of InterestAs indicated in the table above, portfolio managers may manage accounts for multiple clients. The portfolio managers may manage other registered investment companies, other types of pooled accounts (such as private investment funds), and separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers may make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Because a portfolio manager’s compensation is affected by revenues earned by the sub-adviser, the incentives associated with any given account may be higher or lower than those associated with other accounts. The sub-adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The sub-adviser monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings and other similar investment opportunities, and compliance with the sub-adviser’s Code of Ethics.

Compensation

The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the portfolio manager for the given time period.

Ownership of SecuritiesThe table below shows the range of equity securities beneficially owned in the predecessor fund by the portfolio manager as of October 31, 2013:

Portfolio Manager	Range of Securities Owned	Fund
Nicholas C. Haffenreffer	$10,001 - $50,000	The Torray Resolute Fund

B-1

PART C

OTHER INFORMATION

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Declaration of Trust and Bylaws, which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust, filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (“PEA 89”).

(2)	Bylaws, filed previously with PEA 89.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Proxy Statement/Prospectus).

(5)	See Exhibits 1 and 2

(6)	(a)	Investment Advisory Agreements

(i)	Investment Advisory Agreement dated February 1, 2013, filed previously with Post-Effective Amendment No. 171 to Registration Statement on February 28, 2013 (“PEA 171”).
(A)	Investment Advisory Agreement Schedule A to be filed by subsequent amendment.

(b)	Sub-Advisory Agreement on behalf of Transamerica Concentrated Growth to be filed by subsequent amendment.
(7)	Underwriting Agreement, filed previously with PEA 89.

(a)	Updated Schedule I to be filed by subsequent amendment.

(8)	Amended and Restated Board Members Deferred Compensation Plan dated January 12, 2010, filed previously with Post-Effective Amendment No. 108 to Registration Statement on February 26, 2010.

(9)	Custodian Agreement dated January 1, 2011, filed previously with Post-Effective Amendment No. 126 to Registration Statement on April 29, 2011.

(a)	Amendment to Custody Agreement dated December 17, 2012, filed previously with Post-Effective Amendment No. 170 to Registration Statement on February 12, 2013 (“PEA 170”).
(i)	Amended Appendix A-1 to be filed by subsequent amendment.

(10)	Plan of Distribution under Rule 12b-1

(a)	Amended and Restated Plan of Distribution under Rule 12b-1, filed previously with PEA 89.
(i)	Updated Schedule A to be filed by subsequent amendment.

(b)	Amended and Restated Plan for Multiple Classes of Shares dated January 4, 2013, filed previously with PEA 171.
(i)	Updated Schedule A to be filed by subsequent amendment.

(11)	Form of Opinion of counsel as to the legality of the securities being registered filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.

(12)	Form of Opinion of counsel as to tax matters filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.

(13)	(a)	Administrative Services Agreement dated September 30, 2012, filed previously with Post-Effective Amendment No. 167 to Registration Statement on December 21, 2012.
(i)	Updated Schedule A to be filed by subsequent amendment.

(b)	Transfer Agency Agreement, filed previously with Post-Effective Amendment No. 131 to Registration Statement on August 30, 2011.

(c)	Expense Limitation Agreement dated March 1, 2011, filed previously with Post-Effective Amendment No. 133 to Registration Statement on September 29, 2011.
(i)	Amended Schedules A and B to be filed by subsequent amendment.

(d)	Sub-Administration Agreement dated December 17, 2012, filed previously with PEA 170.
(i)	Amended Schedule A to be filed by subsequent amendment.

(14)	Consent of Independent Registered Certified Public Accounting firm is filed herein.

(15)	Not applicable.

(16)	Powers of Attorney filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.

(17)	(a)	Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc., filed previously with PEA 171.
(b)	Code of Ethics for Torray LLC filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.
(c)	Torray Resolute Fund Prospectus dated May 1, 2013, as supplemented, filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.
(d)	Torray Resolute Fund Statement of Additional Information dated May 1, 2013, as supplemented, filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.
(e)	Torray Resolute Fund Annual Report to Shareholders for the year ended December 31, 2012, filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.
(f)	Torray Resolute Fund Semi-Annual Report to Shareholders for the period ended June 30, 2013, filed previously with Part C to the Registration Statement on Form N-14 on December 2, 2013.
(g)	Form of Proxy Card to is filed herein.

All exhibits filed previously are herein incorporated by reference.

Item 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 14th day of January, 2014.

TRANSAMERICA FUNDS

By:	/s/ Thomas A. Swank
Thomas A. Swank
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas A. Swank Thomas A. Swank	Trustee, President and Chief Executive Officer	January 14, 2014

/s/ Sandra N. Bane	Trustee	January 14, 2014
Sandra N. Bane*

/s/ Leo J. Hill	Trustee	January 14, 2014
Leo J. Hill*

/s/ David W. Jennings	Trustee	January 14, 2014
David W. Jennings*

/s/ Russell A. Kimball, Jr.	Trustee	January 14, 2014
Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	January 14, 2014
Eugene M. Mannella*

/s/ Norman R. Nielsen	Trustee	January 14, 2014
Norman R. Nielsen*

/s/ Joyce G. Norden	Trustee	January 14, 2014
Joyce G. Norden*

/s/ Patricia L. Sawyer	Trustee	January 14, 2014
Patricia L. Sawyer*

/s/ John W. Waechter	Trustee	January 14, 2014
John W. Waechter*

/s/ Alan F. Warrick	Trustee	January 14, 2014
Alan F. Warrick*

/s/ Elizabeth Strouse Elizabeth Strouse	Vice President, Treasurer and Principal Financial Officer	January 14, 2014

/s/ Dennis P. Gallagher		January 14, 2014
* By: Dennis P. Gallagher
Dennis P. Gallagher**

** Attorney-in-fact pursuant to powers of attorney as previously filed.

WASHINGTON, DC 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Registration Statement on

Form N-14

Transamerica Funds

EXHIBIT INDEX

Exhibit Number Description of Exhibit

(14)	Consent of Independent Registered Certified Public Accounting firm

(17)(g)	Form of Proxy Card